UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513 )

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2005

Date of reporting period: July 1, 2005--December 31, 2005

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam International Growth and Income Fund

12|31|05

Semiannual Report

PUTNAM INVESTMENTS

U.S.POSTAGE
3¢
4¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam International Growth and Income Fund

12| 31| 05 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Brokerage commissions	55

Cover photograph: Postage stamps, private collection © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder

Throughout 2005, U.S. and global economies showed both their resilience and their ongoing vulnerability to challenges such as rising energy prices, mounting inflationary pressures, and political concerns. The Federal Reserve Board’s continuing interest-rate increases created additional setbacks for the equity markets as investors grew concerned that the higher rates -- combined with higher energy prices -- would slow growth. Nevertheless, as the year drew to a close, the financial markets demonstrated trends consistent with an expanding economy: relative weakness for bonds and relative strength for stocks. With many companies appearing likely to deliver strong earnings, Putnam Investments’ management teams are working to identify investment opportunities while remaining cognizant of the risks posed by higher energy prices in the winter months, as well as the possibility of continued interest-rate increases in 2006.

Although there is no guarantee a fund will achieve its objectives, we believe that the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors, particularly in light of today’s fast-changing market conditions. We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time.

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In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam International Growth and Income Fund: a value approach to international investing

As a shareholder of Putnam International Growth and Income Fund, you are positioning some of your money in companies outside the United States that Putnam Management believes will benefit from positive changes. While investors should remember that international investing involves economic, political, and currency risks, the fund lets you take advantage of the capital appreciation potential of international companies that are changing to compete in a dynamic global economy.

The fund follows a value strategy to identify undervalued large and midsize international companies considered likely to benefit from positive business changes that can enhance shareholder value. Several Putnam investment teams have pursued this strategy with U.S. stocks, looking for those that offer a combination of “cheapness and change.”

International markets also provide a vibrant setting for two other types of corporate change -- industry deregulation and the privatization of state-owned enterprises. Deregulation gives many large companies greater growth potential, while privatization may allow investors to become shareholders in companies formerly owned by a government.

Other examples of change include corporate restructurings to cut costs and shed unproductive units, which have been particularly prominent in Europe and Japan. Mergers and acquisitions can also help increase shareholder value. To identify and analyze these opportunities, the fund’s management team relies on Putnam’s proprietary research. This research is generated by Putnam analysts based in Boston, as well as in London and Tokyo for better access to information about international markets and companies. Also, Putnam’s value

Market integration and corporate strategies focused on shareholder value have enhanced value investment opportunities since the fund launched in 1996.

approach includes a disciplined process for selling stocks that the management team believes are fully valued in an effort to reduce the risk of owning overpriced securities.

Putnam International Growth and Income Fund combines the potential benefits of international investing with Putnam’s value strategy. Since 1996, the fund has pursued the capital appreciation potential of undervalued companies in international markets that have undertaken positive changes to compete in the global economy.

Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

A rising equity culture fuels the growth of international markets.

Many analysts believe that as equity markets expand an “equity culture” forms. In an equity culture, people accept the risk of owning stocks in exchange for the opportunity to earn long-term finan-cial rewards. Signs of a flourishing equity culture include the creation of new markets and investor-friendly regulations.

New markets for equity investing were established as communist economies transitioned to capitalism. In 1989, Slovenia established a stock exchange, followed by Hungary, China, and more than five other nations by 1992.

Investor-friendly regulations help to give investors a sound legal footing. Examples include South Korea’s measures requiring companies to respect minority-shareholder rights, grant real power to independent directors, and open up to foreign ownership.

Putnam International Growth and Income Fund invests primarily in stocks of mid- and large-cap foreign companies that the management team believes are undervalued. It seeks capital growth, with current income as a secondary objective. It may be appropriate for investors seeking exposure to international equities.

Highlights

* For the six months ended December 31, 2005, Putnam International Growth and Income Fund’s class A shares returned 16.62% without sales charges.

* Over the same period, the fund’s benchmark, the S&P/Citigroup World Ex-U.S. Value Primary Market Index, returned 17.41% ..

* The average return for the fund’s Lipper category, International Large-Cap Value Funds, was 15.61% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 12/31/05

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

Life of fund (inception: 8/1/96)	9.68%	9.05%	138.59%	126.13%

5 years	5.16	4.03	28.59	21.86

3 years	24.15	21.95	91.34	81.36

1 year	14.66	8.63	14.66	8.63

6 months	--	--	16.62	10.47

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

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Report from the fund managers

The period in review

Your fund generated solid returns in the first six months of its 2006 fiscal year in an environment that was favorable for international equity investors, and in which non-U.S. stocks were the best-performing asset class. The fund’s positioning within regions, sectors, and individual stock selections was generally positive, with a few exceptions that detracted from the fund’s performance relative to its benchmark. During the period, we deliberately reduced the fund’s exposure to Japanese financial stocks in favor of South Korean financial stocks, which we believe are more compelling from a valuation standpoint. Relative to the benchmark, we also maintained an overweight position in financial stocks from the United Kingdom. In hindsight, we underestimated both the growth in Japanese consumer loans as that country’s credit cycle began its upswing, and the strength of the consumer downturn in the United Kingdom. However, our effective stock selection within the communications services industry improved relative performance, as did our investments in South Korean finan-cials, which posted solid returns. At net asset value (NAV, or without sales charges), the fund underperformed its benchmark but outperformed the average return of its Lipper peer group.

Market overview

In the second half of calendar 2005, financial markets continued to trend away from U.S. dominance. Europe, Japan, China, India, and the emerging markets all contributed significantly to demand for goods and services, and spurred economic growth worldwide. The central bank of the United States, the Federal Reserve (the Fed), continued to raise short-term interest rates, while most other nations’ central banks did not. As a result, U.S. interest rates became more attractive in a global context. This helped explain the surprising strength of the U.S. dollar relative to other currencies, and created a tailwind for financial and monetary conditions outside the United States. The asymmetry of monetary policies

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around the world reinforced the general trend toward a balanced global economy.

Even after factoring in the weakness of foreign currencies versus the U.S. dollar, overseas markets still delivered particularly strong performance. Economic growth outside the United States outpaced domestic growth as most markets reflected the surprising strength of both the European and Japanese economies. Japan has been benefiting from the tremendous growth in China and emerging markets in Asia. Its geographical proximity to these countries is a boon to Japanese prosperity. The strength of the European markets is due more to corporate restructuring that is designed to cut costs, boost earnings growth, and improve operational management. We believe that international stocks remain more attractively valued than domestic stocks, and consider that the factors that can lead to economic outperformance abroad are still intact. In addition, as the Fed’s tightening cycle approaches its end and investors refocus their attention on the structural issues facing the U.S. economy, we believe the U.S. dollar should again weaken against international currencies going forward, providing a tailwind for international equities.

Energy and other natural resources, along with communications services, were the best-performing sectors. Growth and value styles performed about equally during the period.

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 12/31/05.

Equities

S&P/Citigroup World Ex-U.S. Value Primary Market Index (PMI)
(international value stocks of large companies)	17.41%

S&P 500 Index (broad stock market)	5.77%

Russell 1000 Value Index (large-company value stocks)	5.20%

Russell Midcap Growth Index (midsize-company growth stocks)	10.22%

Bonds

Lehman Government Bond Index (U.S. Treasury and agency securities)	-0.27%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	1.92%

Lehman Credit Index (corporate bonds)	-0.52%

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Strategy overview

As a rule, your fund looks for what we consider the most compelling value opportunities among international markets. This explains, in part, the fund’s underweight position in Japanese financial stocks. We reduced our exposure to the sector as stocks appreciated, approaching what we believe are their fair values, and redeployed some of these assets into South Korean financial stocks, which we believed were more attractively valued, had similar growth prospects, and were likely to be helped by South Korea’s reinvigorated economy. We were similarly drawn to low-priced U.K. financial stocks, a strategy that did not prove rewarding as that country’s credit cycle continued to deteriorate during the period.

We carefully monitored developments in communications services and underweighted the sector versus the benchmark due to concern over increased competition and speculation about potential mergers and acquisitions. Our strategy was to overweight those stocks we believed to be attractively valued and, therefore, most likely to be potential takeover candidates; and to underweight the large incumbent telephone companies, or those companies more likely to be acquirers. This strategy paid off when fund holding TDC was acquired by a private equity group in the second half of the period -- a transaction that helped boost stock valuations for other potential takeover candidates that the fund also owned.

Comparison of top industry weightings

This chart shows how the fund’s weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

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During the period, we pared back the fund’s exposure to strong basic materials stocks. We trimmed positions in diversi-fied mining companies and instead sought stocks of more specialized commodities companies, such as Xstrata, a U.K. coal producer and Zinifex, an Australian zinc producer, a strategy that worked well. The fund maintained overweight positions in energy, technology, and capital goods, while underweighting financials, utilities, and basic materials.

As we believe that direct investment in China is currently too expensive for a value fund, we have sought exposure to China’s growth through indirect investments such as Japanese and European machinery manufacturers and European food and beverage manufacturers.

Your fund’s holdings

One of the fund’s best-performing stocks that we held during the period was Industrial Bank of Korea. This South Korean bank focuses on lending to small and midsize businesses, and we believe it is attractively valued. We established the fund’s position in the stock in 2005, and it appreciated strongly as the South Korean economy came out of its slump and mid-cap stocks strengthened. In addition, we believe it may also be an attractive acquisition target, which could potentially boost the stock price in the future.

TDC was, in our opinion, a very attractively valued Danish telecom company that had suffered for a long time in a highly competitive environment. After restructuring, the company was more

Top holdings

This table shows the fund’s top holdings and the percentage of the fund’s net assets that each comprised, as of 12/31/05. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Country	Industry

HSBC Holdings PLC (3.3%)	United Kingdom	Banking

Credit Suisse Group (2.6%)	Switzerland	Investment banking/brokerage

Royal Bank of Scotland Group PLC (2.4%)	United Kingdom	Banking

BNP Paribas SA (2.3%)	France	Banking

Barclays PLC (2.2%)	United Kingdom	Banking

Vodafone Group PLC (2.1%)	United Kingdom	Telecommunications

E.On AG (1.9%)	Germany	Electric utilities

ABN AMRO Holdings NV (1.9%)	Netherlands	Banking

ING Groep NV (1.9%)	Netherlands	Insurance

Zurich Financial Services AG (1.9%)	Switzerland	Insurance

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stable and began generating significant free cash flow. We believed TDC was an attractive target for a takeover, and private equity companies agreed. As soon as the announcement was made regarding its acquisition by a private equity group, the stock’s price advanced and we sold the fund’s significant position in it. TDC’s acquisition helped boost stock valuations for other potential takeover candidates in the portfolio, such as KPN and Hellenic Telecom.

Petroleo Brasileiro, a Brazilian integrated oil company, is one of the most attractively valued of these companies in the world, yet in our opinion, it also has one of the best production profiles in the entire industry. Your fund has owned the stock for a long time and we continued to include it in the portfolio through 2005. The company recently announced that it had discovered significant oil reserves, which boosted the stock price. We believe Petroleo Brasileiro offers excellent potential for long-term growth. It was a top contributor for the period.

Among the positions that detracted from portfolio returns was French auto manufacturer Renault. It was a strong-performing stock in the first half of 2005, but retreated in the second half. The company has a number of new products scheduled to come to market in late 2006 or early 2007. As often happens in the auto industry, consumers put off buying current inventory in anticipation of new products becoming available. This in turn creates a lapse in sales momentum that, in Renault’s case, is projected to continue for the next six to twelve months. The company downgraded its earnings estimates as a result. However, we are maintaining the position for a number of reasons. Renault owns a sizeable stake in Nissan, from which it receives a substantial dividend stream. The company has many other equity investments that provide substantial cash flow. In addition, through “platform-sharing” with Nissan, the two manufacturers will build Nissan and Renault cars on the same platform, but market them differently. Platform-sharing often efficiently combines purchasing, personnel, and capital expenditures, and we believe this strategy will benefit Renault in the coming years.

Braskem, a Brazilian chemical company, also detracted from the fund’s returns. We believed it would provide a hedge for the portfolio’s energy exposure, because the underlying ingredients for Braskem products are largely oil-based. If oil prices started to come down, it would hurt energy companies but benefit Braskem. However, oil prices did not come down as much as we thought they might, and consequently, Braskem stock did not benefit. As this report was being written, we were reevaluating this position.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

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The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe that international stocks are likely to continue to outperform domestic stocks in 2006. We are committed to finding ways to take advantage of the rapid economic growth in Asia by tracking compelling value opportunities in the region. We believe that Japanese stocks will continue to benefit from growth in the Japanese economy and participate in China’s dramatic growth. Consequently, we are looking for ways to increase the fund’s exposure to Japan. In particular, we are seeking attractively valued financial stocks, but these are proving hard to find. Overall, we believe they are still too expensive, and so we will continue to prefer cheaper financials, including those of South Korea. Financial companies, including insurance companies, typically hold large portfolios of equities, and thus offer indirect and broad exposure to a country’s stock market.

We still see attractive valuations in continental Europe, but we may move to increase the portfolio’s exposure to the United Kingdom if we believe the economic cycle and relative valuations indicate that would be a prudent choice.

We remain positive about the growth potential of economies outside the United States, and we are likely to maintain the portfolio’s overweighted positions in energy, technology, and capital goods. We anticipate that we will also maintain underweighted positions in cyclically driven sectors such as financials, utilities, and basic materials.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

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Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended December 31, 2005. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 12/31/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/1/96)		(8/1/96)		(2/1/99)		(8/1/96)		(12/1/03)	(10/2/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Life of fund	138.59%	126.13%	122.14%	122.14%	122.96%	122.96%	127.65%	120.17%	133.15%	142.49%
Annual average	9.68	9.05	8.85	8.85	8.89	8.89	9.13	8.74	9.41	9.87

5 years	28.59	21.86	23.86	21.86	24.07	24.07	25.46	21.38	27.12	30.62
Annual average	5.16	4.03	4.37	4.03	4.41	4.41	4.64	3.95	4.92	5.49

3 years	91.34	81.36	87.00	84.00	87.07	87.07	88.49	82.46	90.01	92.74
Annual average	24.15	21.95	23.20	22.54	23.22	23.22	23.53	22.20	23.86	24.45

1 year	14.66	8.63	13.88	8.88	13.89	12.89	14.12	10.40	14.47	15.05

6 months	16.62	10.47	16.27	11.27	16.25	15.25	16.48	12.69	16.63	16.91

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.

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Comparative index returns

For periods ended 12/31/05

	S&P/Citigroup	Lipper International
	World Ex-U.S. Value	Large-Cap Value Funds
	Primary Market Index	category average*

Life of fund	116.20%	96.74%
Annual average	8.54	7.33

5 years	46.70	24.68
Annual average	7.97	4.43

3 years	105.39	86.37
Annual average	27.11	22.93

1 year	16.38	14.00

6 months	17.41	15.61

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-year and life of fund periods ended 12/31/05, there were 19, 19, 17, 14, and 8 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 12/31/05

Distributions*	Class A	Class B	Class C	Class M	Class R	Class Y

Number	1	1	1	1	1	1

Income	$0.161	$0.043	$0.070	$0.093	$0.154	$0.190

Capital gains	--	--	--	--	--	--

Total	$0.161	$0.043	$0.070	$0.093	$0.154	$0.190

Share value:	NAV POP	NAV	NAV	NAV POP	NAV	NAV
6/30/05	$11.68 $12.33	$11.45	$11.57	$11.61 $12.00	$11.63	$11.71

12/31/05	13.46 14.21	13.27	13.38	13.43 13.88	13.41	13.50

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International Growth and Income Fund from July 1, 2005, to December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.64	$ 11.72	$ 11.72	$ 10.37	$ 9.01	$ 6.29

Ending value (after expenses)	$1,166.20	$1,162.70	$1,162.50	$1,164.80	$1,166.30	$1,169.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2005, use the calculation method below. To find the value of your investment on July 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 07/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.12	$ 10.92	$ 10.92	$ 9.65	$ 8.39	$ 5.85

Ending value (after expenses)	$1,018.15	$1,014.37	$1,014.37	$1,015.63	$1,016.89	$1,019.41

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Average annualized expense
ratio for Lipper peer group*	1.43%	2.18%	2.18%	1.93%	1.68%	1.18%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

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Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons

Percentage of holdings that change every year

	2005	2004	2003	2002	2001

Putnam International
Growth and Income Fund	62%	71%	67%	143%	113%

Lipper International Large-Cap
Value Funds category average	62%	75%	102%	122%	109%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on June 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

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Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Your fund’s management

Your fund is managed by the members of the Putnam International Value Team. Pamela Holding is the Portfolio Leader and Darren Jaroch is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

Fund ownership by the Portfolio Leader and Portfolio Member

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund (in dollar ranges). Information shown is as of December 31, 2005, and December 31, 2004.

			$1 -	$10,001 -	$50,001 -	$100,001 -	$500,001 -	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Pamela Holding	2005					*

Portfolio Leader	2004				*

Darren Jaroch	2005			*

Portfolio Member	N/A

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 12/31/04.

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Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $630,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader
and Portfolio Members

Pamela Holding and Darren Jaroch are not Portfolio Leaders or Portfolio Members of any other Putnam mutual funds, but they may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended December 31, 2005, Darren Jaroch became a Portfolio Member of your fund. In addition, Portfolio Members Frederick Copper and George Stairs left your fund’s management team.

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Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of December 31, 2005, and December 31, 2004.

			$1 -	$10,001 -	$50,001-	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over
Philippe Bibi	2005	*

Chief Technology Officer	2004	*

Joshua Brooks	2005			*

Deputy Head of Investments	N/A

William Connolly	2005	*

Head of Retail Management	N/A

Kevin Cronin	2005	*

Head of Investments	2004	*

Charles Haldeman, Jr.	2005			*

President and CEO	2004			*

Amrit Kanwal	2005	*

Chief Financial Officer	2004	*

Steven Krichmar	2005	*

Chief of Operations	2004	*

Francis McNamara, III	2005		*

General Counsel	2004		*

Richard Robie, III	2005	*

Chief Administrative Officer	2004	*

Edward Shadek	2005	*

Deputy Head of Investments	N/A

Sandra Whiston	2005	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 12/31/04.

21

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

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Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Credit Index is an unmanaged index of investment-grade corporate bonds.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P/Citigroup World Ex-U.S. Value Primary Market Index (PMI) is an unmanaged index of mostly large- and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

23

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and its sub-management contract with Putnam Management’s affiliate, Putnam Investments Limited (“PIL”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract and sub-management contract, effective July 1, 2005. Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

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Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisers. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 32nd percentile in management fees and in the 27th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifi-cations to the current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent

25

an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

26

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (International Large-Cap Value Funds) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

29th	30th	9th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-, three-, and five-year periods ended December 31, 2004, there were 20, 16, and 11 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future performance.*

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper International Large-Cap Value Funds category for the one- and five-year periods ended December 31, 2005, were 35th and 34th, respectively. Over the one- and five-year periods ended December 31, 2005, the fund ranked 7th out of 19 funds and 5th out of 14 funds, respectively. The Trustees did not consider this information in approving the continuance of your fund’s management contract.

27

firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

29

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

30

The fund’s portfolio 12/31/05 (Unaudited)

COMMON STOCKS (98.9%)*

	Shares	Value

Aerospace and Defense (0.6%)
European Aeronautic Defense and Space Co. (Netherlands)	126,974	$4,777,125

Airlines (0.5%)
British Airways PLC (United Kingdom) †	674,683	3,868,032

Automotive (4.3%)
Nissan Motor Co., Ltd. (Japan)	624,200	6,320,812
Peugeot SA (France)	70,773	4,064,973
Renault SA (France)	114,120	9,273,467
Suzuki Motor Corp. (Japan)	361,800	6,698,865
Toyota Motor Corp. (Japan)	127,400	6,606,966
		32,965,083

Banking (26.1%)
ABN AMRO Holdings NV (Netherlands)	577,260	15,039,324
Bank of Ireland PLC (Ireland)	392,550	6,162,177
Barclays PLC (United Kingdom)	1,599,546	16,775,743
BNP Paribas SA (France)	224,026	18,059,182
Credit Agricole SA (France)	418,236	13,125,849
Danske Bank A/S (Denmark)	193,900	6,808,351
Depfa Bank PLC (Ireland)	267,364	3,951,074
Foreningssparbanken AB (Sweden)	174,200	4,740,181
HBOS PLC (United Kingdom)	520,860	8,877,978
HSBC Holdings PLC (United Kingdom)	1,578,971	25,287,134
Industrial Bank Of Korea (South Korea)	528,410	9,181,778
KBC Groupe SA (Belgium)	105,279	9,765,660
Mizuho Financial Group, Inc. (Japan)	723	5,734,497
Nordea AB (Sweden)	745,000	7,725,010
Pusan Bank (South Korea)	401,180	5,263,005
Royal Bank of Scotland Group PLC (United Kingdom)	615,748	18,549,147
Societe Generale (France)	35,459	4,345,134
Unibanco-Uniao de Bancos Brasileiros SA GDR (Brazil)	89,500	5,689,515
UniCredito Italiano SpA (Italy)	1,319,000	9,038,202
United Overseas Bank, Ltd. (Singapore)	881,000	7,736,902
		201,855,843

Basic Materials (0.7%)
Xstrata PLC (Switzerland)	239,843	5,598,991

Broadcasting (0.7%)
Mediaset SpA (Italy)	520,900	5,498,428

Chemicals (3.8%)
Asahi Chemical Industry Co., Ltd. (Japan)	1,259,000	8,513,533
BASF AG (Germany)	152,000	11,604,069

31

COMMON STOCKS (98.9%)* continued

	Shares	Value

Chemicals continued
Braskem SA Class A (Preference) (Brazil)	506,200	$4,120,737
Mitsui Chemicals, Inc. (Japan)	737,000	4,952,470
		29,190,809

Communications Equipment (0.5%)
Nokia OYJ (Finland)	213,250	3,885,784

Conglomerates (1.8%)
Vivendi Universal SA (France)	447,269	13,957,890

Consumer Finance (0.6%)
Acom Co., Ltd. (Japan)	66,960	4,300,964

Electric Utilities (3.6%)
E.On AG (Germany)	146,046	15,064,692
Electric Power Development Co. (Japan)	160,100	5,494,492
Iberdrola SA (Spain)	260,342	7,089,723
		27,648,907

Electrical Equipment (1.4%)
Brother Industries, Ltd. (Japan)	567,000	5,952,996
Schneider Electric SA (France)	55,681	4,948,247
		10,901,243

Electronics (6.1%)
Koninklijke (Royal) Philips Electronics NV
(Netherlands)	369,735	11,446,718
Omron Corp. (Japan)	366,300	8,442,810
Reunert, Ltd. (South Africa)	840,136	6,972,963
Samsung Electronics Co., Ltd. (South Korea)	14,411	9,402,821
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	2,404,548	4,576,535
Toshiba Corp. (Japan)	1,166,000	6,955,885
		47,797,732

Energy (0.5%)
TonenGeneral Sekiyu KK (Japan)	385,000	4,136,768

Engineering & Construction (3.6%)
Bouygues SA (France)	87,777	4,275,549
Daito Trust Construction Co., Ltd. (Japan)	172,700	8,926,955
Shimizu Corp. (Japan)	887,000	6,516,643
Skanska AB Class B (Sweden)	530,800	8,072,446
		27,791,593

Financial (1.3%)
Sanyo Shinpan Finance Co., Ltd. (Japan)	82,200	5,892,823
Shinhan Financial Group Co., Ltd. (South Korea)	105,450	4,285,864
		10,178,687

32

COMMON STOCKS (98.9%)* continued

	Shares	Value

Food (0.6%)
Toyo Suisan Kaisha, Ltd. (Japan)	309,000	$4,985,476

Insurance (6.1%)
AGF (Assurances Generales de France) (France)	32,397	3,198,095
Axa SA (France)	230,934	7,424,631
ING Groep NV (Netherlands)	429,215	14,832,134
Swiss Re (Switzerland)	104,034	7,595,682
Zurich Financial Services AG (Switzerland) †	68,119	14,475,804
		47,526,346

Investment Banking/Brokerage (3.8%)
Credit Suisse Group (Switzerland)	391,426	19,904,024
Deutsche Bank AG (Germany)	95,900	9,272,304
		29,176,328

Leisure (0.9%)
Yamaha Motor Co., Ltd. (Japan)	265,300	6,924,193

Lodging/Tourism (0.7%)
Hilton Group PLC (United Kingdom)	881,466	5,499,887

Manufacturing (1.6%)
NSK, Ltd. (Japan)	979,000	6,686,501
SKF AB Class B (Sweden)	426,400	5,975,592
		12,662,093

Metals (1.9%)
JFE Holdings, Inc. (Japan)	210,800	7,073,706
Pohang Iron & Steel Co., Ltd. (South Korea)	17,483	3,496,600
Zinifex, Ltd. (Australia)	871,952	4,399,089
		14,969,395

Natural Gas Utilities (0.6%)
Tokyo Gas Co., Ltd. (Japan)	1,047,000	4,648,996

Oil & Gas (6.8%)
BP PLC (United Kingdom)	438,541	4,659,557
ENI SpA (Italy)	233,200	6,444,095
Norsk Hydro ASA (Norway)	69,865	7,152,990
Petroleo Brasileiro SA ADR (Brazil) (S)	105,500	7,518,985
Repsol YPF, SA (Spain)	316,328	9,203,816
Royal Dutch Shell PLC Class B (Netherlands)	293,904	9,373,354
Total SA (France)	15,357	3,843,376
Vostok Nafta Investment, Ltd. (Sweden) †	90,600	4,224,652
		52,420,825

Pharmaceuticals (4.4%)
Astellas Pharma, Inc. (Japan)	119,600	4,661,978
Daiichi Sankyo Co., Ltd. (Japan)	353,900	6,822,494
Roche Holding AG (Switzerland)	30,459	4,560,990

33

COMMON STOCKS (98.9%)* continued

	Shares	Value

Pharmaceuticals continued
Santen Pharmaceutical Co., Ltd. (Japan)	149,400	$4,127,142
Schering AG (Germany)	101,200	6,749,541
Tanabe Seiyaku Co., Ltd. (Japan)	360,000	3,495,975
Terumo Corp. (Japan)	121,500	3,593,212
		34,011,332

Publishing (1.6%)
Dai Nippon Printing Co., Ltd. (Japan)	689,000	12,260,825

Retail (2.8%)
Adidas-Salomon AG (Germany)	32,800	6,202,644
GUS PLC (United Kingdom)	253,077	4,483,077
Lawson, Inc. (Japan)	151,900	6,255,690
Onward Kashiyama Co., Ltd. (Japan)	238,000	4,678,926
		21,620,337

Technology Services (0.9%)
Canon Sales Co., Inc. (Japan)	327,000	6,982,798

Telecommunications (5.1%)
Deutsche Telekom AG (Germany)	363,100	6,021,055
Hellenic Telecommunication Organization (OTE) SA (Greece) †	412,750	8,762,351
Koninklijke (Royal) KPN NV (Netherlands)	324,051	3,237,112
NTT DoCoMo, Inc. (Japan)	3,581	5,462,078
Vodafone Group PLC (United Kingdom)	7,447,271	16,042,967
		39,525,563

Telephone (2.0%)
Belgacom SA (Belgium)	150,171	4,879,427
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	871	3,956,072
Tele Norte Leste Participacoes SA ADR (Brazil) (S)	385,695	6,911,654
		15,747,153

Textiles (0.1%)
Burberry Group PLC (United Kingdom)	89,754	662,085

Tobacco (1.2%)
Japan Tobacco, Inc. (Japan)	627	9,138,548

Toys (1.1%)
Sankyo Co., Ltd. (Japan)	150,200	8,693,043

Transportation (0.6%)
TNT NV (Netherlands)	149,282	4,648,068

Total common stocks (cost $646,593,385)		$766,457,170

34

SHORT-TERM INVESTMENTS (2.1%)*

	Principal amount/shares	Value
Short-term investments held as collateral for loaned securities with yields ranging from 4.00% to 4.50% and due dates ranging
from January 3, 2006 to February 10, 2006 (d)	$7,761,177	$7,746,000
Putnam Prime Money Market Fund (e)	8,282,634	8,282,634

Total short-term investments (cost $16,028,634)		$16,028,634

TOTAL INVESTMENTS
Total investments (cost $662,622,019)		$782,485,804

* Percentages indicated are based on net assets of $775,153,841.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at December 31, 2005.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

ADR or GDR after the name of a foreign holding stands for American Depository Receipts or Global Depository Receipts respectively, representing ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at December 31, 2005: (as a percentage of Portfolio Value)

Belgium	1.9%
Brazil	3.2
France	11.3
Germany	7.2
Greece	1.1
Ireland	1.3
Italy	2.7
Japan	26.9
Netherlands	8.3
Singapore	1.0
South Korea	4.1
Spain	2.1
Sweden	4.0
Switzerland	6.8
United Kingdom	13.7
Other	4.4

Total	100%

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/05 (aggregate face value $141,120,794) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation
	Value	face value	date	(depreciation)

Australian Dollar	$32,060,745	$33,077,165	1/18/06	$(1,016,420)
British Pound	35,684,228	36,080,901	3/15/06	(396,673)
Canadian Dollar	57,131,954	56,744,966	1/18/06	386,988
Euro	10,369,981	10,455,720	3/15/06	(85,739)
Japanese Yen	4,722,360	4,762,042	2/15/06	(39,682)

Total				$(1,151,526)

35

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/05 (aggregate face value $144,651,941) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Euro	$79,456,933	$79,359,489	3/15/06	$(97,444)
Swedish Krona	16,108,117	16,116,465	3/15/06	8,348
Norwegian Krone	4,245,150	4,247,040	3/15/06	1,890
Japanese Yen	40,277,120	40,399,484	2/15/06	122,364
Swiss Franc	4,492,014	4,529,463	3/15/06	37,449

Total				$ 72,607

The accompanying notes are an integral part of these financial statements.

36

Statement of assets and liabilities 12/31/05 (Unaudited)

ASSETS

Investment in securities, at value, including $7,402,480 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $654,339,385)	$774,203,170
Affiliated issuers (identified cost $8,282,634) (Note 5)	8,282,634

Cash	6

Foreign currency (cost $180,154) (Note 1)	179,924

Dividends, interest and other receivables	1,853,731

Receivable for shares of the fund sold	1,209,173

Receivable for securities sold	2,620,691

Receivable for open forward currency contracts (Note 1)	702,695

Receivable for closed forward currency contracts (Note 1)	265,840

Total assets	789,317,864

LIABILITIES

Payable for shares of the fund repurchased	2,185,413

Payable for compensation of Manager (Notes 2 and 5)	1,436,255

Payable for investor servicing and custodian fees (Note 2)	251,280

Payable for Trustee compensation and expenses (Note 2)	97,150

Payable for administrative services (Note 2)	1,650

Payable for distribution fees (Note 2)	510,491

Payable for open forward currency contracts (Note 1)	1,781,614

Payable for closed forward currency contracts (Note 1)	12,085

Collateral on securities loaned, at value (Note 1)	7,746,000

Other accrued expenses	142,085

Total liabilities	14,164,023

Net assets	$775,153,841

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$684,925,439

Distributions in excess of net investment income (Note 1)	(901,364)

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(27,645,189)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	118,774,955

Total -- Representing net assets applicable to capital shares outstanding	$775,153,841

(Continued on next page)

37

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($510,677,101 divided by 37,928,076 shares)	$13.46

Offering price per class A share
(100/94.75 of $13.46)*	$14.21

Net asset value and offering price per class B share
($199,483,285 divided by 15,033,068 shares)**	$13.27

Net asset value and offering price per class C share
($30,216,913 divided by 2,258,720 shares)**	$13.38

Net asset value and redemption price per class M share
($16,323,521 divided by 1,215,904 shares)	$13.43

Offering price per class M share
(100/96.75 of $13.43)*	$13.88

Net asset value, offering price and redemption price per class R share
($253,944 divided by 18,941 shares)	$13.41

Net asset value, offering price and redemption price per class Y share
($18,199,077 divided by 1,348,348 shares)	$13.50

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

38

Statement of operations Six months ended 12/31/05 (Unaudited)

INVESTMENT LOSS

Dividends (net of foreign tax of $413,647)	$ 5,286,151

Interest (including interest income of $95,784
from investments in affiliated issuers) (Note 5)	98,696

Securities lending	6,189

Total investment income	5,391,036

EXPENSES

Compensation of Manager (Note 2)	2,846,676

Investor servicing fees (Note 2)	852,100

Custodian fees (Note 2)	391,176

Trustee compensation and expenses (Note 2)	17,743

Administrative services (Note 2)	10,187

Distribution fees -- Class A (Note 2)	586,097

Distribution fees -- Class B (Note 2)	1,044,746

Distribution fees -- Class C (Note 2)	141,941

Distribution fees -- Class M (Note 2)	60,117

Distribution fees -- Class R (Note 2)	484

Other	157,121

Non-recurring costs (Notes 2 and 6)	6,002

Costs assumed by Manager (Notes 2 and 6)	(6,002)

Fees waived and reimbursed by Manager (Note 5)	(3,113)

Total expenses	6,105,275

Expense reduction (Note 2)	(1,371)

Net expenses	6,103,904

Net investment loss	(712,868)

Net realized gain on investments (Notes 1 and 3)	59,562,351

Net realized gain on foreign currency transactions (Note 1)	6,032,707

Net unrealized depreciation of assets and liabilities
in foreign currencies during the period	(1,079,514)

Net unrealized appreciation of investments during the period	48,481,740

Net gain on investments	112,997,284

Net increase in net assets resulting from operations	$112,284,416

The accompanying notes are an integral part of these financial statements.

39

Statement of changes in net assets

INCREASE IN NET ASSETS

	Six months ended	Year ended
	12/31/05*	6/30/05

Operations:
Net investment income (loss)	$ (712,868)	$ 7,197,326

Net realized gain on investments
and foreign currency transactions	65,595,058	64,007,451

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	47,402,226	6,007,678

Net increase in net assets resulting from operations	112,284,416	77,212,455

Distributions to shareholders: (Note 1)

From net investment income

Class A	(5,989,809)	(2,756,273)

Class B	(658,270)	(541,431)

Class C	(157,376)	(62,416)

Class M	(113,041)	(62,306)

Class R	(2,805)	(185)

Class Y	(252,305)	(160,866)

Redemption fees (Note 1)	5,470	55,916

Increase (decrease) from capital share transactions (Note 4)	(25,885,027)	7,748,967

Total increase in net assets	79,231,253	81,433,861

NET ASSETS

Beginning of period	695,922,588	614,488,727

End of period (including distributions in excess of net investment income of $901,364 and undistributed net investment
income of $6,985,110, respectively)	$775,153,841	$695,922,588

* Unaudited

The accompanying notes are an integral part of these financial statements.

40

Financial highlights (For a common share outstanding throughout the period)

CLASS A

	Six months ended**			Year ended
	12/31/05	6/30/05	6/30/04	6/30/03	6/30/02	6/30/01

Net asset value,
beginning of period	$11.68	$10.39	$7.99	$8.77	$9.39	$12.80

Investment operations:
Net investment income (a)	--(d,f )	.16(d,e)	.08(d)	.10	.09	.11

Net realized and unrealized
gain (loss) on investments	1.94	1.22	2.45	(.78)	(.68)	(2.33)

Total from
investment operations	1.94	1.38	2.53	(.68)	(.59)	(2.22)

Less distributions:
From net investment income	(.16)	(.09)	(.13)	(.10)	(.03)	(.13)

From net realized gain
on investments	--	--	--	--	--	(1.00)

From return of capital	--	--	--	--	--	(.06)

Total distributions	(.16)	(.09)	(.13)	(.10)	(.03)	(1.19)

Redemption fees	--(f )	--(f )	--(f )	--	--	--

Net asset value,
end of period	$13.46	$11.68	$10.39	$7.99	$8.77	$9.39

Total return at
net asset value (%)(b)	16.62*	13.27	31.80	(7.67)	(6.25)	(18.25)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$510,677	$416,868	$313,716	$329,904	$409,602	$483,057

Ratio of expenses to
average net assets (%)(c)	.71*(d)	1.38(d)	1.45(d)	1.41	1.34	1.29

Ratio of net investment income
to average net assets (%)	.02*(d)	1.46(d,e)	.89(d)	1.33	1.03	.99

Portfolio turnover (%)	35.25*	62.40	71.43	66.54	142.72	113.10

* Unaudited.

** Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund. As a result of such limitation and waivers, expenses of the fund for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01%, 0.05% and 0.01%, respectively based on average net assets for class A shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class A shares (Note 6).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

41

Financial highlights (For a common share outstanding throughout the period)

CLASS B

	Six months ended**			Year ended
	12/31/05	6/30/05	6/30/04	6/30/03	6/30/02	6/30/01

Net asset value,
beginning of period	$11.45	$10.21	$7.85	$8.62	$9.26	$12.65

Investment operations:
Net investment income (loss)(a)	(.04)(d)	.06(d,e)	.02(d)	.04	.02	.03

Net realized and unrealized
gain (loss) on investments	1.90	1.20	2.40	(.78)	(.66)	(2.29)

Total from
investment operations	1.86	1.26	2.42	(.74)	(.64)	(2.26)

Less distributions:
From net investment income	(.04)	(.02)	(.06)	(.03)	--	(.09)

From net realized gain
on investments	--	--	--	--	--	(1.00)

From return of capital	--	--	--	--	--	(.04)

Total distributions	(.04)	(.02)	(.06)	(.03)	--	(1.13)

Redemption fees	--(f )	--(f )	--(f )	--	--	--

Net asset value,
end of period	$13.27	$11.45	$10.21	$7.85	$8.62	$9.26

Total return at
net asset value (%)(b)	16.27*	12.38	30.89	(8.51)	(6.91)	(18.83)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$199,483	$216,063	$250,712	$241,768	$310,734	$371,489

Ratio of expenses to
average net assets (%)(c)	1.09*(d)	2.13(d)	2.20(d)	2.16	2.09	2.04

Ratio of net investment income
(loss) to average net assets (%)	(.35)*(d)	.54(d,e)	.17(d)	.56	.28	.23

Portfolio turnover (%)	35.25*	62.40	71.43	66.54	142.72	113.10

* Unaudited.

** Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund. As a result of such limitation and waivers, expenses of the fund for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01%, 0.05% and 0.01%, respectively based on average net assets for class B shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class B shares (Note 6).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

42

Financial highlights (For a common share outstanding throughout the period)

CLASS C

	Six months ended**			Year ended
	12/31/05	6/30/05	6/30/04	6/30/03	6/30/02	6/30/01

Net asset value,
beginning of period	$11.57	$10.32	$7.93	$8.70	$9.35	$12.75

Investment operations:
Net investment income (loss)(a)	(.04)(d)	.08(d,e)	.01(d)	.05	.03	.03

Net realized and unrealized
gain (loss) on investments	1.92	1.20	2.44	(.78)	(.68)	(2.30)

Total from
investment operations	1.88	1.28	2.45	(.73)	(.65)	(2.27)

Less distributions:
From net investment income	(.07)	(.03)	(.06)	(.04)	--(f )	(.09)

From net realized gain
on investments	--	--	--	--	--	(1.00)

From return of capital	--	--	--	--	--	(.04)

Total distributions	(.07)	(.03)	(.06)	(.04)	--	(1.13)

Redemption fees	--(f )	--(f )	--(f )	--	--	--

Net asset value,
end of period	$13.38	$11.57	$10.32	$7.93	$8.70	$9.35

Total return at
net asset value (%)(b)	16.25*	12.39	30.89	(8.37)	(6.94)	(18.75)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$30,217	$26,519	$22,267	$24,062	$25,717	$26,078

Ratio of expenses to
average net assets (%)(c)	1.09*(d)	2.13(d)	2.20(d)	2.16	2.09	2.04

Ratio of net investment income
(loss) to average net assets (%)	(.35)*(d)	.67(d,e)	.13(d)	.62	.31	.29

Portfolio turnover (%)	35.25*	62.40	71.43	66.54	142.72	113.10

* Unaudited.

** Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund. As a result of such limitation and waivers, expenses of the fund for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01%, 0.05% and 0.01%, respectively based on average net assets for class C shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class C shares (Note 6).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

43

Financial highlights (For a common share outstanding throughout the period)

CLASS M

	Six months ended**			Year ended
	12/31/05	6/30/05	6/30/04	6/30/03	6/30/02	6/30/01

Net asset value,
beginning of period	$11.61	$10.35	$7.95	$8.72	$9.36	$12.76

Investment operations:
Net investment income (loss)(a)	(.03)(d)	.09(d,e)	.03(d)	.06	.04	.05

Net realized and unrealized
gain (loss) on investments	1.94	1.22	2.45	(.78)	(.67)	(2.30)

Total from
investment operations	1.91	1.31	2.48	(.72)	(.63)	(2.25)

Less distributions:
From net investment income	(.09)	(.05)	(.08)	(.05)	(.01)	(.10)

From net realized gain
on investments	--	--	--	--	--	(1.00)

From return of capital	--	--	--	--	--	(.05)

Total distributions	(.09)	(.05)	(.08)	(.05)	(.01)	(1.15)

Redemption fees	--(f )	--(f )	--(f )	--	--	--

Net asset value,
end of period	$13.43	$11.61	$10.35	$7.95	$8.72	$9.36

Total return at
net asset value (%)(b)	16.48*	12.62	31.22	(8.20)	(6.75)	(18.65)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$16,324	$15,053	$14,486	$17,950	$24,751	$29,681

Ratio of expenses to
average net assets (%)(c)	.96*(d)	1.88(d)	1.95(d)	1.91	1.84	1.79

Ratio of net investment income
(loss) to average net assets (%)	(.23)*(d)	.85(d,e)	.35(d)	.80	.52	.47

Portfolio turnover (%)	35.25*	62.40	71.43	66.54	142.72	113.10

* Unaudited.

** Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund. As a result of such limitation and waivers, expenses of the fund for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01%, 0.05% and 0.01%, respectively based on average net assets for class M shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class M shares (Note 6).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

44

Financial highlights (For a common share outstanding throughout the period)

CLASS R

	Six months ended**	Year ended	Period
	12/31/05	6/30/05	12/1/03† - 6/30/04

Net asset value,
beginning of period	$11.63	$10.39	$9.31

Investment operations:
Net investment income (loss)(a)	(.02)(d)	.27(d,e)	.12(d)

Net realized and unrealized
gain on investments	1.95	1.06	1.09

Total from
investment operations	1.93	1.33	1.21

Less distributions:
From net investment income	(.15)	(.09)	(.13)

Total distributions	(.15)	(.09)	(.13)

Redemption fees	--(f )	--(f )	--(f )

Net asset value,
end of period	$13.41	$11.63	$10.39

Total return at
net asset value (%)(b)	16.63*	12.83	13.06*

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$254	$129	$1

Ratio of expenses to
average net assets (%)(c)	.83*(d)	1.63(d)	1.00*(d)

Ratio of net investment income
(loss) to average net assets (%)	(.12)*(d)	2.34(d,e)	.59*(d)

Portfolio turnover (%)	35.25*	62.40	71.43

† Commencement of operations.

* Unaudited.

** Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund. As a result of such limitation and waivers, expenses of the fund for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01%, 0.05% and 0.01%, respectively based on average net assets for class R shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class R shares (Note 6).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

45

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

						Period
	Six months ended**		Year ended			10/2/00† -
	12/31/05	6/30/05	6/30/04	6/30/03	6/30/02	6/30/01

Net asset value,
beginning of period	$11.71	$10.42	$8.01	$8.79	$9.39	$11.75

Investment operations:
Net investment income (a)	.02(d)	.20(d,e)	.13(d)	.12	.11	.12

Net realized and unrealized
gain (loss) on investments	1.96	1.20	2.44	(.78)	(.67)	(1.28)

Total from
investment operations	1.98	1.40	2.57	(.66)	(.56)	(1.16)

Less distributions:
From net investment income	(.19)	(.11)	(.16)	(.12)	(.04)	(.14)

From net realized gain
on investments	--	--	--	--	--	(1.00)

From return of capital	--	--	--	--	--	(.06)

Total distributions	(.19)	(.11)	(.16)	(.12)	(.04)	(1.20)

Redemption fees	--(f )	--(f )	--(f )	--	--	--

Net asset value,
end of period	$13.50	$11.71	$10.42	$8.01	$8.79	$9.39

Total return at
net asset value (%)(b)	16.91*	13.42	32.29	(7.37)	(5.91)	(10.90)*

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$18,199	$21,292	$13,307	$8,290	$8,111	$3,443

Ratio of expenses to
average net assets (%)(c)	.58*(d)	1.13(d)	1.20(d)	1.16	1.09	.77*

Ratio of net investment income
to average net assets (%)	.15*(d)	1.79(d,e)	1.28(d)	1.61	1.43	1.06*

Portfolio turnover (%)	35.25*	62.40	71.43	66.54	142.72	113.10

† Commencement of operations.

* Unaudited.

** Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund. As a result of such limitation and waivers, expenses of the fund for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004 reflect a reduction of less than 0.01%, 0.05% and 0.01%, respectively based on average net assets for class Y shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class Y shares (Note 6).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

46

Notes to financial statements 12/31/05 (Unaudited)

Note 1: Significant accounting policies

Putnam International Growth and Income Fund (the “fund”), a Massachusetts business trust, is a series of Putnam Funds Trust (the “trust”) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks that offer potential for capital growth and/or current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class’ distribution fee, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices

47

for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from

48

changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluc-tuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At December 31, 2005, the value of securities loaned amounted to $7,402,480. The fund received cash collateral of $7,746,000 which is pooled with collateral of other Putnam funds into 29 issues of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2005, the fund had a capital loss carryover of $91,365,956 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$25,354,586	June 30, 2010

66,011,370	June 30, 2011

The aggregate identified cost on a tax basis is $664,496,311, resulting in gross unrealized appreciation and depreciation of $131,961,906 and $13,972,413, respectively, or net unrealized appreciation of $117,989,493.

I) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which

49

may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended December 31, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended December 31, 2005, Putnam Management has assumed $6,002 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended December 31, 2005, the fund incurred $1,243,276 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a

50

portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2005 the fund’s expenses were reduced by $1,371 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $349, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended December 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $34,177 and $255 from the sale of class A and class M shares, respectively, and received $71,932 and $373 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2005, Putnam Retail Management, acting as underwriter, received $1,041 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended December 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $256,122,210 and $288,273,060, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At December 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

51

CLASS A	Shares	Amount
Six months ended 12/31/05:
Shares sold	6,769,842	$85,709,695

Shares issued
in connection
with reinvestment
of distributions	420,859	5,648,000

	7,190,701	91,357,695

Shares
repurchased	(4,965,385)	(62,923,842)

Net increase	2,225,316	$28,433,853

Year ended 6/30/05:
Shares sold	13,037,698	$148,505,294

Shares issued
in connection
with reinvestment
of distributions	226,026	2,617,442

	13,263,724	151,122,736

Shares
repurchased	(7,750,545)	(86,990,662)

Net increase	5,513,179	$64,132,074

CLASS B	Shares	Amount
Six months ended 12/31/05:
Shares sold	973,194	$12,157,555

Shares issued
in connection
with reinvestment
of distributions	44,901	594,103

	1,018,095	12,751,658

Shares
repurchased	(4,855,330)	(59,928,864)

Net decrease	(3,837,235)	$(47,177,206)

Year ended 6/30/05:
Shares sold	3,855,755	$42,758,545

Shares issued
in connection
with reinvestment
of distributions	43,118	491,546

	3,898,873	43,250,091

Shares
repurchased	(9,580,799)	(106,323,405)

Net decrease	(5,681,926)	$(63,073,314)

CLASS C	Shares	Amount
Six months ended 12/31/05:
Shares sold	217,849	$2,758,144

Shares issued
in connection
with reinvestment
of distributions	9,126	121,743

	226,975	2,879,887

Shares
repurchased	(260,804)	(3,267,667)

Net decrease	(33,829)	$(387,780)

Year ended 6/30/05:
Shares sold	662,047	$7,513,737

Shares issued
in connection
with reinvestment
of distributions	4,255	48,975

	666,302	7,562,712

Shares
repurchased	(531,269)	(5,927,227)

Net increase	135,033	$1,635,485

CLASS M	Shares	Amount
Six months ended 12/31/05:
Shares sold	70,326	$891,953

Shares issued
in connection
with reinvestment
of distributions	8,050	107,791

	78,376	999,744

Shares
repurchased	(158,637)	(2,025,287)

Net decrease	(80,261)	$(1,025,543)

Year ended 6/30/05:
Shares sold	269,127	$2,972,437

Shares issued
in connection
with reinvestment
of distributions	5,157	59,507

	274,284	3,031,944

Shares
repurchased	(377,656)	(4,198,991)

Net decrease	(103,372)	$(1,167,047)

52

CLASS R	Shares	Amount
Six months ended 12/31/05:
Shares sold	10,642	$134,511

Shares issued
in connection
with reinvestment
of distributions	210	2,805

	10,852	137,316

Shares
repurchased	(3,009)	(38,051)

Net increase	7,843	$ 99,265

Year ended 6/30/05:
Shares sold	11,498	$133,011

Shares issued
in connection
with reinvestment
of distributions	16	185

	11,514	133,196

Shares
repurchased	(525)	(6,096)

Net increase	10,989	$127,100

CLASS Y	Shares	Amount
Six months ended 12/31/05:
Shares sold	195,767	$ 2,505,144

Shares issued
in connection
with reinvestment
of distributions	18,744	252,305

	214,511	2,757,449

Shares
repurchased	(683,901)	(8,585,065)

Net decrease	(469,390)	$ (5,827,616)

Year ended 6/30/05:
Shares sold	1,198,371	$13,752,022

Shares issued
in connection
with reinvestment
of distributions	13,866	160,866

	1,212,237	13,912,888

Shares
repurchased	(671,931)	(7,818,219)

Net increase	540,306	$ 6,094,669

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended December 31, 2005, management fees paid were reduced by $3,113 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $95,784 for the period ended December 31, 2005. During the period ended December 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $85,390,884 and $79,881,977, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for

53

numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $ 73,830 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

54

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended December 31, 2005. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Merrill Lynch, Goldman Sachs, UBS Warburg, Credit Suisse First Boston, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 53% of the total brokerage commissions paid for the year ended December 31, 2005.

Commissions paid to the next 10 firms together represented approximately 32% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Bear Stearns & Company, Deutsche Bank Securities, Hong Kong Shanghai Banking Corp., JP Morgan Clearing, Lehman Brothers, Macquarie, Morgan Stanley Dean Witter, RBC Capital Markets, and Sanford Bernstein.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

55

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Robert E. Patterson	James P. Pappas
Putnam Investment	George Putnam, III	Vice President
Management, LLC	W. Thomas Stephens
One Post Office Square	Richard B. Worley	Richard S. Robie, III
Boston, MA 02109		Vice President
Officers
Investment Sub-Manager	George Putnam, III	Francis J. McNamara, III
Putnam Investments Limited	President	Vice President and
57-59 St. James Street		Chief Legal Officer
London, England SW1A 1LD	Charles E. Porter
	Executive Vice President,	Charles A. Ruys de Perez
Marketing Services	Associate Treasurer and	Vice President and
Putnam Retail Management	Principal Executive Officer	Chief Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Senior Vice President	Vice President and
Custodian	and Treasurer	BSA Compliance Officer
Putnam Fiduciary
Trust Company	Steven D. Krichmar	Judith Cohen
	Vice President and	Vice President, Clerk and
Legal Counsel	Principal Financial Officer	Assistant Treasurer
Ropes & Gray LLP
	Michael T. Healy	Wanda M. McManus
Trustees	Assistant Treasurer and	Vice President, Senior Associate
John A. Hill, Chairman	Principal Accounting Officer	Treasurer and Assistant Clerk
Jameson Adkins Baxter,
Vice Chairman	Daniel T. Gallagher	Nancy T. Florek
Charles B. Curtis	Senior Vice President,	Vice President, Assistant Clerk,
Myra R. Drucker	Staff Counsel and	Assistant Treasurer and
Charles E. Haldeman, Jr.	Compliance Liaison	Proxy Manager
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
John H. Mullin, III	Vice President

This report is for the information of shareholders of Putnam International Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

56

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA024 230221 2/06

Putnam Small Cap Growth Fund

12|31|05

Semiannual Report

PUTNAM INVESTMENTS

GROWTH FUNDS
look for stocks of
companies that
have the potential
to grow over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam Small Cap Growth Fund

12| 31| 05 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	14
Portfolio turnover	16
Risk	17
Your fund’s management	18
Terms and definitions	21
Trustee approval of management contract	23
Other information for shareholders	28
Financial statements	29
Brokerage commissions	56

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder

Throughout 2005, U.S. and global economies showed both their resilience and their ongoing vulnerability to challenges such as rising energy prices, mounting inflationary pressures, and political concerns. The Federal Reserve Board’s continuing interest-rate increases created additional setbacks for the equity markets as investors grew concerned that the higher rates -- combined with higher energy prices -- would slow growth. Nevertheless, as the year drew to a close, the financial markets demonstrated trends consistent with an expanding economy: relative weakness for bonds and relative strength for stocks. With many companies appearing likely to deliver strong earnings, Putnam Investments’ management teams are working to identify investment opportunities while remaining cognizant of the risks posed by higher energy prices in the winter months, as well as the possibility of continued interest-rate increases in 2006.

Although there is no guarantee a fund will achieve its objectives, we believe that the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors, particularly in light of today’s fast-changing market conditions. We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam Small Cap Growth Fund: seeking companies with new ideas -- and big futures

The saying “mighty oaks from tiny acorns grow” could be the motto of Putnam Small Cap Growth Fund. The goal of the fund’s management team is to uncover small companies that have the potential to grow and prosper, at which point the fund can sell the stock at a profit. These companies can be start-ups or several years old. What they generally have in common is the development of a product or service that fills a well-defined need in the marketplace.

Small-capitalization companies can be more nimble than more established firms. They can move quickly to develop a new product or service that captures a customer base with little or no immediate competition. Many are in the early stages of their corporate lives and, if successful, may experience significant growth.

Small-cap stocks generally react differently to economic conditions than their large-cap counterparts, so including both in your portfolio is one way to diversify your holdings. An uptick in the economy can make it easier for start-ups and smaller companies to get capital to finance their operations.

Larger, blue-chip companies are carefully tracked by Wall Street analysts. As a result, investors can readily find information about those companies’ financials and business prospects. For smaller companies, however, there are simply too many stocks and too few analysts for extensive research. This reduced level of coverage means that in-house

Putnam Small Cap Growth Fund holdings have spanned many sectors and industries over time.

research, such as that provided by Putnam’s equity analysts, is key to uncovering these diamonds in the rough.

Of course, not every stock becomes the next Apple or Microsoft. Markets can be volatile for rapidly growing companies, and the growth potential offered by these small-cap stocks comes with an increased risk of greater price fluctuations.

Since the inception of Putnam Small Cap Growth Fund in late 1997, the portfolio management team has worked closely with Putnam’s analysts to uncover opportunities. With intensive research into a company’s financial health and future prospects, as well as industry trends, the team uses a variety of resources to identify the small-cap growth candidates that might grow into “mighty oaks.”

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Growth They examine each company’s financials, including its sales and earnings, and target those believed to offer growth potential.

Quality They look for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Putnam Small Cap Growth Fund invests mainly in small U.S. companies believed to have the potential for strong growth. The fund targets stocks across a range of industry sectors. It may be appropriate for investors who are seeking capital appreciation potential from stocks of small companies.

Highlights

* For the six months ended December 31, 2005, Putnam Small Cap Growth Fund’s class A shares returned 8.21% without sales charges.

* The fund’s primary benchmark, the Russell 2000 Growth Index, returned 8.02% for the period. Its secondary benchmark, the Russell 2500 Growth Index, returned 9.18% .

* The average return for the fund’s Lipper category, Small-Cap Growth Funds, was 7.50% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 12/31/05

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

Life of fund (inception: 12/31/97)	17.54%	16.75%	264.37%	245.28%

5 years	4.97	3.85	27.46	20.79

3 years	23.74	21.55	89.47	79.59

1 year	8.52	2.80	8.52	2.80

6 months	--	--	8.21	2.53

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The period in review

In a period of modest gains for stocks overall, your fund’s returns at net asset value (NAV, or without sales charges) generally kept pace with the broader stock market. While your fund did not perform as well as its secondary benchmark, the Russell 2500 Growth Index, its results at NAV were in line with its primary benchmark and edged ahead of the average return for its Lipper peer group. Stock selection in consumer cyclical and energy sectors contributed positively to returns for the period, while communications services and technology holdings detracted from performance somewhat.

Market overview

During the six months ended December 31, 2005, stocks gained ground overall, although at several points, investors were concerned by issues such as rising interest rates and soaring energy prices. These worries, however, were offset by some positive trends. The economy continued to expand, job creation improved, and corporate profits were generally solid. Market highlights included an advance in July that pushed the S&P 500 and Nasdaq Composite indexes to new four-year highs, and a late-year rally that briefly sent them to 4 1 / 2 year highs. At other points in the period, U.S. financial markets were somewhat choppy. Among the factors causing market jitters were surging oil prices and the devastation on the U.S. Gulf Coast caused by hurricanes Katrina and Rita. October and December were especially tough months overall for the markets; major stock indexes declined as investors grew increasingly concerned about inflation and slowing economic growth. The close of the semiannual period was also the close of the 2005 calendar year, in which major market indexes had moved only slightly from where they began in January 2005.

Strategy overview

In managing your fund’s portfolio, we use a disciplined, bottom-up stock-selection process to pursue returns that exceed the return of the fund’s benchmark. Although top-down macroeconomic, market, and sector analysis is part of our process, it is secondary to our stock-picking focus. We use rigorous research techniques to examine the universe of small-company stocks, targeting companies that we believe have sound business models and steadily growing cash flows. We examine each company’s financials, including its sales and earnings, and target those believed to offer strong growth potential. And we carefully consider how each stock is valued, seeking those whose valuations are attractive relative to the company’s long-term potential. Once we select a stock for the portfolio, it is regularly assessed by members of our team to ensure that it continues to meet our criteria. When a stock reaches what we believe to be its fair value, we reduce or eliminate the fund’s position in that stock and reinvest the proceeds in securities that we believe have greater potential for long-term appreciation.

Your fund’s holdings

One of the top-performing stocks in your fund’s portfolio for the period was that of Myogen, a biotechnology company that specializes in the treatment of cardiovascular diseases. The stock advanced after successful late-stage trials of Ambrisentan, a treatment for pulmonary arterial hypertension, a potentially fatal lung disease. ValueClick, a company that assists businesses in marketing and selling their products online, was also a key

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 12/31/05.

Equities

Russell 2000 Growth Index (small-company growth stocks)	8.02%

Russell 2000 Value Index (small-company value stocks)	3.78%

Russell 2500 Growth Index (growth stocks of small and midsize companies)	9.18%

S&P 500 Index (broad stock market)	5.77%

Bonds

Lehman Aggregate Bond Index (broad bond market)	-0.08%

Lehman Government Bond Index (U.S. Treasury and agency securities)	-0.27%

Citigroup World Government Bond Index (global government bonds)	-3.02%

contributor to your fund’s returns. We are particularly impressed with ValueClick’s services that enable businesses to manage, track, and analyze their online marketing programs. The company has also benefited from the rapid growth in online advertising spending and e-commerce sales.

Another positive contributor for the period was Administaff, a company that provides human resources services to small and midsize businesses. Administaff’s stock advanced strongly after the company posted better-than-expected third-quarter results. The company’s renewed strength was due in part to successful client retention and new hires within the company’s existing client base. Casual clothing retailer Guess was another success story for the semiannual period, as was Blackboard, a provider of software applications and related services to the education industry.

Among the holdings that had a negative impact on performance was Ameristar Casinos, a Las Vegas-based gaming and entertainment company. Ameristar’s Mississippi properties suffered extensive damage from Hurricane Katrina, which caused its stock price to decline. Management consulting company DiamondCluster International was also a weak performer in the period, as was Lions Gate Entertainment, a television and movie production company. Lions Gate cut its income forecast and earnings outlook based on the disappointing performance

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

of some recent films and DVDs. By the close of the period, we had eliminated all three positions. Another detractor was Photronics, which produces photomasks that are used in the manufacture of semiconductors and flat panel displays. This stock remained in the portfolio at the end of the period, as we believe the company continues to offer fundamental strength and long-term growth potential.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 12/31/05. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry

Blackboard, Inc. (1.4%)	Software

Portfolio Recovery Associates, Inc. (1.2%)	Consumer finance

K-Swiss, Inc. Class A (1.1%)	Textiles

Comtech Telecommunications Corp. (1.1%)	Communications equipment

Intergraph Corp. (1.1%)	Computers

WESCO International, Inc. (1.1%)	Electrical equipment

Cal Dive International, Inc. (1.1%)	Energy

Salix Pharmaceuticals, Ltd. (1.0%)	Pharmaceuticals

Silgan Holdings, Inc. (1.0%)	Forest products and packaging

aQuantive, Inc. (1.0%)	Advertising and marketing services

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

At the close of the semiannual period, investors were reflecting on the modest gains and sometimes volatile market conditions of 2005, particularly in the final weeks of the year. Investors continued to focus on issues such as high oil prices and potential slowdowns in the housing market and consumer spending. However, there was also good news to consider, including continued economic expansion and a healthy pace of corporate profitability growth.

As always, when we consider the outlook for your fund, we are more concerned with the long-term potential of individual companies than with short-term developments in the economy or the markets. We believe investors’ long-term goals are best served by our bottom-up approach to stock selection, which relies heavily on fundamental research and analysis. Regardless of the direction the market takes in the months ahead, we will continue to conduct intensive research in order to identify a wide array of companies with the potential to reward investors over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended December 31, 2005. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 12/31/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/31/97)		(3/18/02)		(3/18/02)		(3/18/02)		(12/1/03)	(11/3/03)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	264.37%	245.28%	243.24%	243.24%	243.24%	243.24%	250.31%	238.99%	257.19%	266.23%
Annual average	17.54	16.75	16.66	16.66	16.66	16.66	16.96	16.48	17.24	17.61

5 years	27.46	20.79	22.79	20.79	22.79	22.79	24.41	20.37	25.92	28.11
Annual average	4.97	3.85	4.19	3.85	4.19	4.19	4.46	3.78	4.72	5.08

3 years	89.47	79.59	85.21	82.21	85.36	85.36	86.76	80.69	88.13	90.43
Annual average	23.74	21.55	22.81	22.14	22.84	22.84	23.15	21.80	23.45	23.95

1 year	8.52	2.80	7.70	2.70	7.70	6.70	7.97	4.44	8.26	8.77

6 months	8.21	2.53	7.80	2.80	7.80	6.80	7.92	4.40	8.11	8.37

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Comparative index returns

For periods ended 12/31/05

	Russell 2000	Russell 2500	Lipper Small-Cap Growth
	Growth Index	Growth Index	Funds category average*

Life of fund	27.40%	56.02%	72.19%
Annual average	3.07	5.72	6.22

5 years	11.95	14.67	11.42
Annual average	2.28	2.78	1.40

3 years	76.85	81.37	70.54
Annual average	20.93	21.95	19.31

1 year	4.15	8.17	5.66

6 months	8.02	9.18	7.50

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-year, 3-year, 5-year, and life-of-fund periods ended 12/31/05, there were 545, 523, 447, 350, and 199 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 12/31/05

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	--		--	--	--		--	--

Capital gains

Long-term	$1.257		$1.257	$1.257	$1.257		$1.257	$1.257

Short-term	$0.021		$0.021	$0.021	$0.021		$0.021	$0.021

Total	$1.278		$1.278	$1.278	$1.278		$1.278	$1.278

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
6/30/05	$21.65	$22.85	$21.12	$21.12	$21.31	$22.03	$21.57	$21.73

12/31/05	22.18	23.41	21.52	21.52	21.75	22.48	22.07	22.30

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Small Cap Growth Fund from July 1, 2005, to December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 8.13	$ 12.05	$ 12.05	$ 10.74	$ 9.44	$ 6.83

Ending value (after expenses)	$1,082.10	$1,078.00	$1,078.00	$1,079.20	$1,081.10	$1,083.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2005, use the calculation method below. To find the value of your investment on July 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 07/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.88	$ 11.67	$ 11.67	$ 10.41	$ 9.15	$ 6.61

Ending value (after expenses)	$1,017.39	$1,013.61	$1,013.61	$1,014.87	$1,016.13	$1,018.65

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.55%	2.30%	2.30%	2.05%	1.80%	1.30%

Average annualized expense
ratio for Lipper peer group*	1.60%	2.35%	2.35%	2.10%	1.85%	1.35%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001

Putnam Small Cap Growth Fund	92%	87%	103%	135%	114%

Lipper Small-Cap Growth
Funds category average	131%	135%	144%	159%	129%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on June 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Small and Emerging Growth Team. Richard Weed is the Portfolio Leader and Anthony Sutton is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Small and Emerging Growth Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Member

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund (in dollar ranges). Information shown is as of December 31, 2005, and December 31, 2004.

			$1 -	$10,001 -	$50,001 -	$100,001 -	$500,001 -	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Richard Weed	2005				*

Portfolio Leader	2004			*

Anthony Sutton	2005				*

Portfolio Member	2004			*

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $350,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader
and Portfolio Member

Richard Weed is also a Portfolio Leader of Putnam Discovery Growth Fund and Putnam OTC & Emerging Growth Fund, and a Portfolio Member of Putnam New Opportunities Fund.

Richard Weed and Anthony Sutton may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Member did not change during the year ended December 31, 2005.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of December 31, 2005, and December 31, 2004.

			$1 -	$10,001 -	$50,001-	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2005	*

Chief Technology Officer	2004	*

Joshua Brooks	2005	*

Deputy Head of Investments	N/A

William Connolly	2005	*

Head of Retail Management	N/A

Kevin Cronin	2005	*

Head of Investments	2004	*

Charles Haldeman, Jr.	2005			*

President and CEO	2004			*

Amrit Kanwal	2005			*

Chief Financial Officer	2004			*

Steven Krichmar	2005	*

Chief of Operations	2004	*

Francis McNamara, III	2005					*

General Counsel	2004				*

Richard Robie, III	2005					*

Chief Administrative Officer	2004					*

Edward Shadek	2005	*

Deputy Head of Investments	N/A

Sandra Whiston	2005	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 12/31/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

Russell 2500 Growth Index is an unmanaged index of those companies in the small/mid-cap Russell 2500 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisers. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 70th percentile in management fees and in the 27th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Small-Cap Growth Funds) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

15th	34th	37th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 515, 427, and 310 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future performance.*)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Small-Cap Growth Funds category for the one-year, five-year, and life-of-fund periods ended December 31, 2005, were 25th, 23rd, and 2nd, respectively. Over the one-year, five-year, and life-of-fund periods ended December 31, 2005, the fund ranked 128th out of 523 funds, 79th out of 350 funds, and 4th out of 199 funds, respectively. The Trustees did not consider this information in approving the continuance of your fund’s management contract.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

The fund’s portfolio 12/31/05 (Unaudited)

COMMON STOCKS (98.1%)*

	Shares	Value

Advertising and Marketing Services (1.0%)
aQuantive, Inc. †	154,200	$3,892,008

Aerospace and Defense (1.2%)
AAR Corp. †	110,300	2,641,685
Applied Signal Technology, Inc.	8,000	181,600
Argon ST, Inc. †	25,800	799,284
Hexcel Corp. †	51,900	936,795
Innovative Solutions & Support, Inc. †	36,000	460,080
		5,019,444

Airlines (0.3%)
World Air Holdings, Inc. †	109,800	1,056,276

Automotive (0.5%)
Oshkosh Truck Corp.	46,400	2,068,976

Banking (4.7%)
Bank of the Ozarks, Inc.	23,000	848,700
Brookline Bancorp, Inc.	58,900	834,613
Capital Crossing Bank †	19,100	637,940
Capitol Bancorp, Ltd.	66,200	2,478,528
Center Financial Corp.	43,900	1,104,524
City Holding Co.	59,100	2,124,645
Columbia Banking Systems, Inc.	15,200	433,960
Financial Institutions, Inc.	58,100	1,139,922
First Community Bancorp	7,800	424,086
First Community Bancshares Inc.	34,300	1,068,788
First Niagara Financial Group, Inc.	50,900	736,523
First Regional Bancorp †	12,900	871,395
Placer Sierra Bancshares	28,000	775,880
PremierWest Bancorp	7,500	105,000
State National Bancshares, Inc. †	62,500	1,668,750
Trico Bancshares	82,500	1,929,675
West Coast Bancorp	38,300	1,013,035
Western Alliance Bancorp. †	30,000	896,100
		19,092,064

Biotechnology (3.4%)
Alexion Pharmaceuticals, Inc. †	37,700	763,425
Amylin Pharmaceuticals, Inc. †	53,004	2,115,920
LifeCell Corp. †	102,400	1,952,768
Medicines Co. †	58,400	1,019,080
MGI Pharma, Inc. †	58,400	1,002,144
Millennium Pharmaceuticals, Inc. †	90,200	874,940
Myogen, Inc. †	57,080	1,721,533

COMMON STOCKS (98.1%)* continued

	Shares	Value

Biotechnology continued
Neurocrine Biosciences, Inc. †	23,300	$1,461,609
Onyx Pharmaceuticals, Inc. †	49,100	1,412,116
Telik, Inc. †	90,700	1,540,993
		13,864,528

Building Materials (0.6%)
Building Material Holding Corp.	25,900	1,766,639
Universal Forest Products, Inc.	15,500	856,375
		2,623,014

Business Services (0.4%)
Phase Forward, Inc. †	185,400	1,807,650

Chemicals (0.9%)
CARBO Ceramics, Inc.	14,700	830,844
Pioneer Cos., Inc. †	50,400	1,510,488
UAP Holding Corp.	58,800	1,200,696
		3,542,028

Coal (0.2%)
James River Coal Co. †	22,481	858,774

Commercial and Consumer Services (4.1%)
Administaff, Inc.	63,600	2,674,380
Consolidated Graphics, Inc. †	34,100	1,614,294
Escala Group, Inc. †	139,095	2,820,847
Essex Corp. †	69,000	1,176,450
Global Cash Access, Inc. †	12,350	180,187
HealthExtras, Inc. †	76,000	1,907,600
HUB Group, Inc. Class A †	98,700	3,489,045
Spherion Corp. †	156,400	1,565,564
Team, Inc.	22,700	479,197
VistaPrint, Ltd. (Bermuda) †	22,900	521,067
		16,428,631

Communications Equipment (2.7%)
Comtech Telecommunications Corp. †	144,556	4,414,740
F5 Networks, Inc. †	40,362	2,308,303
Harris Corp.	47,000	2,021,470
Nice Systems, Ltd. ADR (Israel) †	25,900	1,247,344
Tekelec †	62,300	865,970
		10,857,827

Computers (4.2%)
Anixter International, Inc. †	62,500	2,445,000
Atheros Communications †	44,000	572,000
Emulex Corp. †	194,600	3,851,134
Intergraph Corp. †	88,500	4,408,185
j2 Global Communications, Inc. †	30,600	1,307,844
Netgear, Inc. †	79,900	1,538,075

COMMON STOCKS (98.1%)* continued

	Shares	Value

Computers continued
Verint Systems, Inc. †	21,700	$747,999
Western Digital Corp. †	116,362	2,165,497
		17,035,734

Consumer Cyclicals (0.3%)
Blue Nile, Inc. †	21,700	874,727
Tupperware Corp.	24,000	537,600
		1,412,327

Consumer Finance (1.8%)
CompuCredit Corp. †	53,300	2,050,984
Portfolio Recovery Associates, Inc. †	103,000	4,783,320
World Acceptance Corp. †	18,300	521,550
		7,355,854

Consumer Goods (1.3%)
Chattem, Inc. †	105,000	3,820,950
Church & Dwight Co., Inc.	36,100	1,192,383
		5,013,333

Consumer Services (2.0%)
Korn/Ferry International †	73,400	1,371,846
Labor Ready, Inc. †	91,400	1,902,948
ValueClick, Inc. †	180,700	3,272,477
WebSide Story, Inc. †	72,200	1,308,986
		7,856,257

Distribution (1.3%)
LKQ Corp. †	40,600	1,405,572
MWI Veterinary Supply, Inc. †	69,000	1,780,890
Smart & Final, Inc. †	147,600	1,901,088
		5,087,550

Electric Utilities (0.2%)
Pike Electric Corp. †	55,598	901,800

Electrical Equipment (1.9%)
American Science & Engineering, Inc. †	30,320	1,891,058
Rofin-Sinar Technologies, Inc. †	30,500	1,325,835
WESCO International, Inc. †	102,400	4,375,552
		7,592,445

Electronics (5.4%)
Agilysys, Inc.	127,300	2,319,406
Avnet, Inc. †	90,200	2,159,388
Axsys Technologies, Inc. †	36,680	658,406
Genesis Microchip, Inc. †	93,300	1,687,797
Ikanos Communications, Inc. †	57,530	847,992
IXYS Corp. †	103,700	1,212,253
Komag, Inc. †	53,000	1,836,980

COMMON STOCKS (98.1%)* continued

	Shares	Value

Electronics continued
Kulicke & Soffa Industries, Inc. †	117,100	$1,035,164
Mattson Technology, Inc. †	108,500	1,091,510
Micrel, Inc. †	189,800	2,201,680
Multi-Fineline Electronix, Inc. †	35,400	1,705,218
Netlogic Microsystems, Inc. †	68,700	1,871,388
Pixelplus Company, Ltd. ADR (South Korea) †	155,140	1,244,223
Standard Microsystems Corp. †	37,700	1,081,613
Varian Semiconductor Equipment †	19,200	843,456
		21,796,474

Energy (3.8%)
Basic Energy Services, Inc.	9,420	187,929
Cal Dive International, Inc. †	118,600	4,256,554
Core Laboratories NV (Netherlands) †	31,300	1,169,368
Global Industries, Ltd. †	116,000	1,316,600
Gulf Island Fabrication, Inc.	34,400	836,264
Hercules Offshore, Inc. †	15,200	431,832
NATCO Group, Inc. †	42,700	873,642
Oceaneering International, Inc. †	64,900	3,230,722
Pride International, Inc. †	74,600	2,293,950
Veritas DGC, Inc. †	24,300	862,407
		15,459,268

Energy (Oil Field) (0.8%)
Headwaters, Inc. †	22,700	804,488
Holly Corp.	42,500	2,501,975
Suntech Power Holdings Co., Ltd. ADR (China) †	5,630	153,418
		3,459,881

Environmental (0.5%)
Clean Harbors, Inc. †	73,300	2,111,773

Financial (0.3%)
Asset Acceptance Capital Corp. †	59,600	1,338,616

Forest Products and Packaging (1.0%)
Silgan Holdings, Inc.	109,400	3,951,528

Gaming & Lottery (0.5%)
GTECH Holdings Corp.	61,500	1,952,010

Health Care Services (4.9%)
AMN Healthcare Services, Inc. †	45,700	903,946
Bioenvision, Inc. †	192,000	1,253,760
Brookdale Senior Living, Inc.	9,370	279,320
Genesis HealthCare Corp. †	51,100	1,866,172
Healthcare Services Group, Inc.	53,750	1,113,163
Hologic, Inc. †	58,000	2,199,360
Magellan Health Services, Inc. †	67,500	2,122,875
Matria Healthcare, Inc. †	36,400	1,410,864

COMMON STOCKS (98.1%)* continued

	Shares	Value

Health Care Services continued
National Medical Health Card Systems, Inc. †	28,700	$780,640
Odyssey Healthcare, Inc. †	54,300	1,012,152
Per-Se Technologies, Inc. †	86,400	2,018,304
Psychiatric Solutions, Inc. †	24,600	1,445,004
Sierra Health Services, Inc. †	29,000	2,318,840
United Surgical Partners International, Inc. †	26,350	847,153
		19,571,553

Homebuilding (0.8%)
NVR, Inc. †	2,550	1,790,100
William Lyon Homes, Inc. †	12,300	1,241,070
		3,031,170

Household Furniture and Appliances (1.0%)
Conn’s, Inc. †	42,100	1,552,227
Genlyte Group, Inc. (The) †	19,176	1,027,258
Select Comfort Corp. †	45,300	1,238,955
		3,818,440

Insurance (1.2%)
Safety Insurance Group, Inc.	40,000	1,614,800
Zenith National Insurance Corp.	71,842	3,313,353
		4,928,153

Investment Banking/Brokerage (1.8%)
Calamos Asset Management, Inc. Class A	95,400	3,000,330
GFI Group, Inc. †	30,321	1,438,125
Greenhill & Co., Inc.	14,517	815,275
National Financial Partners Corp.	22,700	1,192,885
SWS Group, Inc.	47,500	994,650
		7,441,265

Machinery (1.1%)
Applied Industrial Technologies, Inc.	55,400	1,866,426
Bucyrus International, Inc. Class A	27,700	1,459,790
Wabtec Corp.	41,100	1,105,590
		4,431,806

Manufacturing (1.5%)
Astec Industries, Inc. †	65,100	2,126,166
Blount International, Inc. †	67,200	1,070,496
IDEX Corp.	22,700	933,197
Standex International Corp.	61,900	1,718,344
		5,848,203

Medical Technology (8.7%)
Adeza Biomedical Corp. †	89,400	1,881,870
American Medical Systems Holdings, Inc. †	74,900	1,335,467
Atherogenics, Inc. †	116,300	2,327,163
Biosite, Inc. †	19,400	1,092,026

COMMON STOCKS (98.1%)* continued

	Shares	Value

Medical Technology continued
Dade Behring Holdings, Inc.	92,100	$3,765,969
DJ Orthopedics, Inc. †	101,100	2,788,338
Foxhollow Technologies, Inc. †	38,800	1,155,852
Immucor, Inc. †	33,600	784,896
Mentor Corp.	49,400	2,276,352
Meridian Bioscience, Inc.	57,900	1,166,106
Millipore Corp. †	31,100	2,053,844
NxStage Medical, Inc. †	82,700	989,092
OraSure Technologies, Inc. †	100,400	885,528
Palomar Medical Technologies, Inc. †	57,700	2,021,808
Respironics, Inc. †	56,600	2,098,162
Serologicals Corp. †	40,100	791,574
Somanetics Corp. †	56,600	1,811,200
Sybron Dental Specialties, Inc. †	95,100	3,785,931
Symmetry Medical, Inc. †	43,900	851,221
Techne Corp. †	19,100	1,072,465
		34,934,864

Metals (0.3%)
Century Aluminum Co. †	27,400	718,154
Steel Dynamics, Inc.	15,585	553,423
		1,271,577

Office Equipment & Supplies (0.2%)
Middleby Corp. (The)	7,800	674,700

Oil & Gas (4.0%)
Bronco Drilling Co., Inc. †	4,790	110,218
Callon Petroleum Co. †	96,800	1,708,520
Frontier Oil Corp.	47,800	1,793,934
Houston Exploration Co. †	19,500	1,029,600
KCS Energy, Inc. †	157,300	3,809,806
Newfield Exploration Co. †	43,200	2,163,024
Petroleum Development Corp. †	81,300	2,710,542
Remington Oil & Gas Corp. †	21,700	792,050
Todco Class A †	26,333	1,002,234
Universal Compression Holdings, Inc. †	25,100	1,032,112
		16,152,040

Pharmaceuticals (4.0%)
Alkermes, Inc. †	69,800	1,334,576
Endo Pharmaceuticals Holdings, Inc. †	64,200	1,942,692
First Horizon Pharmaceutical Corp. †	78,200	1,348,950
Kos Pharmaceuticals, Inc. †	22,000	1,138,060
Penwest Pharmaceuticals Co. †	76,600	1,495,232
Salix Pharmaceuticals, Ltd. †	226,593	3,983,505
United Therapeutics Corp. †	50,500	3,490,560
USANA Health Sciences, Inc. †	37,000	1,419,320
		16,152,895

COMMON STOCKS (98.1%)* continued

	Shares	Value

Publishing (0.6%)
R. H. Donnelley Corp. †	38,900	$2,397,018

Real Estate (1.1%)
Brookfield Homes Corp.	34,777	1,729,460
Global Signal, Inc. (R)	21,400	923,624
LaSalle Hotel Properties (R)	46,800	1,718,496
		4,371,580

Restaurants (1.3%)
Domino’s Pizza, Inc.	97,600	2,361,920
Red Robin Gourmet Burgers, Inc. †	36,200	1,844,752
Texas Roadhouse, Inc. Class A †	63,100	981,205
		5,187,877

Retail (3.7%)
Buckle, Inc. (The)	23,300	751,192
Coldwater Creek, Inc. †	35,950	1,097,554
Genesco, Inc. †	55,400	2,148,966
Guess ?, Inc. †	79,000	2,812,400
Guitar Center, Inc. †	10,100	505,101
Hibbett Sporting Goods, Inc. †	52,300	1,489,504
Pantry, Inc. (The) †	64,600	3,035,554
Stein Mart, Inc.	169,000	3,067,350
		14,907,621

Schools (0.2%)
Bright Horizons Family Solutions, Inc. †	26,400	978,120

Semiconductor (2.2%)
Advanced Energy Industries, Inc. †	86,600	1,024,478
Brooks Automation, Inc. †	97,200	1,217,916
Cognex Corp.	31,500	947,835
Lam Research Corp. †	59,800	2,133,664
Photronics, Inc. †	141,700	2,134,002
Sigmatel, Inc. †	107,500	1,408,250
		8,866,145

Shipping (0.3%)
Kirby Corp. †	21,200	1,106,004

Software (5.5%)
ANSYS, Inc. †	41,100	1,754,559
Blackboard, Inc. †	194,300	5,630,810
Digital Insight Corp. †	39,000	1,248,780
Epicor Software Corp. †	114,200	1,613,646
FileNET Corp. †	48,600	1,256,310
MicroStrategy, Inc. †	39,900	3,301,326
Parametric Technology Corp. †	279,800	1,706,780
Progress Software Corp. †	61,700	1,751,046
Secure Computing Corp. †	154,800	1,897,848

COMMON STOCKS (98.1%)* continued

	Shares	Value

Software continued
SSA Global Technologies, Inc. †	84,200	$1,531,598
Witness Systems, Inc. †	24,850	488,800
		22,181,503

Staffing (0.3%)
Hudson Highland Group, Inc. †	78,300	1,359,288

Technology (0.8%)
ON Semiconductor Corp. †	573,500	3,171,455

Technology Services (3.0%)
CSG Systems International, Inc. †	105,000	2,343,600
Global Payments, Inc.	68,400	3,188,124
IHS, Inc. Class A †	21,250	436,050
MTS Systems Corp.	57,600	1,995,264
Sykes Enterprises, Inc. †	92,500	1,236,725
Transaction Systems Architects, Inc. †	75,100	2,162,129
Website Pros, Inc. †	65,455	570,113
		11,932,005

Telecommunications (1.1%)
Commonwealth Telephone Enterprises, Inc.	32,400	1,094,148
NII Holdings, Inc. †	48,000	2,096,640
Premiere Global Services, Inc. †	98,700	802,431
Symmetricom, Inc.	30,100	254,947
		4,248,166

Textiles (2.2%)
Armor Holdings, Inc. †	23,800	1,015,070
K-Swiss, Inc. Class A	141,100	4,577,284
Oxford Industries, Inc.	41,100	2,248,170
Wolverine World Wide, Inc.	47,800	1,073,588
		8,914,112

Transportation (0.4%)
Hornbeck Offshore Services, Inc. †	45,210	1,478,367

Transportation Services (0.3%)
Dynamex, Inc. †	65,400	1,246,524

Waste Management (0.3%)
Waste Connections, Inc. †	32,800	1,130,288

Total common stocks (cost $325,759,819)		$395,168,809

SHORT-TERM INVESTMENTS (2.4%)* (cost $9,615,712)

	Shares	Value
Putnam Prime Money Market Fund (e)	9,615,712	$9,615,712

TOTAL INVESTMENTS
Total investments (cost $335,375,531)		$404,784,521

* Percentages indicated are based on net assets of $402,646,689.

† Non-income-producing security.

(R) Real Estate Investment Trust.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 12/31/05 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $325,759,819)	$395,168,809
Affiliated issuers (identified cost $9,615,712) (Note 5)	9,615,712

Cash	866,729

Dividends, interest and other receivables	157,234

Receivable for shares of the fund sold	1,577,828

Receivable for securities sold	250,202

Total assets	407,636,514

LIABILITIES

Payable for securities purchased	1,811,259

Payable for shares of the fund repurchased	1,831,257

Payable for compensation of Manager (Notes 2 and 5)	858,738

Payable for investor servicing and custodian fees (Note 2)	122,503

Payable for Trustee compensation and expenses (Note 2)	24,259

Payable for administrative services (Note 2)	1,377

Payable for distribution fees (Note 2)	248,714

Other accrued expenses	91,718

Total liabilities	4,989,825

Net assets	$402,646,689

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$327,915,417

Accumulated net investment loss (Note 1)	(2,125,579)

Accumulated net realized gain on investments (Note 1)	7,447,861

Net unrealized appreciation of investments	69,408,990

Total -- Representing net assets applicable to capital shares outstanding	$402,646,689

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($271,548,062 divided by 12,243,994 shares)	$22.18

Offering price per class A share
(100/94.75 of $22.18)*	$23.41

Net asset value and offering price per class B share
($71,385,825 divided by 3,317,453 shares)**	$21.52

Net asset value and offering price per class C share
($16,656,929 divided by 774,164 shares)**	$21.52

Net asset value and redemption price per class M share
($4,880,758 divided by 224,372 shares)	$21.75

Offering price per class M share
(100/96.75 of $21.75)*	$22.48

Net asset value, offering price and redemption price per class R share
($6,062,593 divided by 274,734 shares)	$22.07

Net asset value, offering price and redemption price per class Y share
($32,112,522 divided by 1,439,938 shares)	$22.30

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 12/31/05 (Unaudited)

INVESTMENT INCOME

Dividends	$ 1,030,835

Interest (including interest income of $135,727
from investments in affiliated issuers) (Note 5)	135,727

Total investment income	1,166,562

EXPENSES

Compensation of Manager (Note 2)	1,937,069

Investor servicing fees (Note 2)	582,968

Custodian fees (Note 2)	80,803

Trustee compensation and expenses (Note 2)	15,908

Administrative services (Note 2)	8,495

Distribution fees -- Class A (Note 2)	325,693

Distribution fees -- Class B (Note 2)	357,155

Distribution fees -- Class C (Note 2)	78,061

Distribution fees -- Class M (Note 2)	19,293

Distribution fees -- Class R (Note 2)	4,928

Other	126,162

Non-recurring costs (Notes 2 and 6)	3,119

Costs assumed by Manager (Notes 2 and 6)	(3,119)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(228,339)

Total expenses	3,308,196

Expense reduction (Note 2)	(8,817)

Net expenses	3,299,379

Net investment loss	(2,132,817)

Net realized gain on investments (Notes 1 and 3)	18,399,864

Net realized gain on written options (Notes 1 and 3)	47,439

Net unrealized appreciation of investments during the period	12,685,607

Net gain on investments	31,132,910

Net increase in net assets resulting from operations	$29,000,093

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Six months ended	Year ended
	12/31/05*	6/30/05

Operations:
Net investment loss	$(2,132,817)	$(3,201,287)

Net realized gain on investments	18,447,303	15,228,260

Net unrealized appreciation of investments	12,685,607	15,294,676

Net increase in net assets resulting from operations	29,000,093	27,321,649

Distributions to shareholders: (Note 1)

From net realized short-term gain on investments

Class A	(238,446)	--

Class B	(66,360)	--

Class C	(15,075)	--

Class M	(4,413)	--

Class R	(5,226)	--

Class Y	(28,711)	--

From net realized long-term gain on investments

Class A	(14,272,717)	(2,686,521)

Class B	(3,972,105)	(1,059,001)

Class C	(902,330)	(195,217)

Class M	(264,163)	(70,566)

Class R	(312,840)	(2,485)

Class Y	(1,718,537)	(173,078)

Redemption fees (Note 1)	658	8,731

Increase from capital share transactions (Note 4)	39,809,624	73,111,870

Total increase in net assets	47,009,452	96,255,382

NET ASSETS

Beginning of period	355,637,237	259,381,855

End of period (including accumulated net investment
loss of $2,125,579 and undistributed net investment
income of $7,238, respectively)	$402,646,689	$355,637,237

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

	Six months ended**			Year ended
	12/31/05	6/30/05	6/30/04	6/30/03	6/30/02	6/30/01

Net asset value,
beginning of period	$21.65	$20.03	$15.27	$14.96	$19.46	$26.90

Investment operations:
Net investment loss (a,b)	(.11)	(.18)(f,g)	(.18)	(.16)	(.19)	(.21)

Net realized and unrealized
gain (loss) on investments	1.92	2.10	4.94	.47	(4.31)	(4.37)

Total from
investment operations	1.81	1.92	4.76	.31	(4.50)	(4.58)

Less distributions:
From net realized gain
on investments	(1.28)	(.30)	--	--	--	(2.85)

From return of capital	--	--	--	--	--	(.01)

Total distributions	(1.28)	(.30)	--	--	--	(2.86)

Redemption fees	--(e)	--(e)	--(e)	--	--	--

Net asset value,
end of period	$22.18	$21.65	$20.03	$15.27	$14.96	$19.46

Total return at
net asset value (%)(c)	8.21*	9.61	31.17	2.07	(23.12)	(16.31)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$271,548	$237,324	$159,769	$57,828	$27,017	$21,609

Ratio of expenses to
average net assets (%)(a,d)	.78*	1.55	1.55	1.55	1.38	1.30

Ratio of net investment loss
to average net assets (%)(a)	(.48)*	(.90)(f,g)	(.99)	(1.22)	(1.19)	(1.02)

Portfolio turnover (%)	50.28*	92.37	86.96	102.76	134.73	114.08

* Not annualized.

** Unaudited.

(a) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005, June 30, 2005, June 30, 2004, June 30, 2003, June 30, 2002 and June 30, 2001 reflect a reduction of 0.06%, 0.15%, 0.12%, 0.56%, 0.40% and 0.10%, respectively, of average net assets for class A shares (Notes 2 and 5).

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class A shares (Note 6).

(g) Reflects a special dividend received by the fund which amounted to $0.03 per share and 0.15% of average net assets for class A shares.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

					Period
	Six months ended**	Year ended			3/18/02† -
	12/31/05	6/30/05	6/30/04	6/30/03	6/30/02

Net asset value,
beginning of period	$21.12	$19.69	$15.12	$14.93	$17.78

Investment operations:
Net investment loss (a,b)	(.19)	(.33)(f,g)	(.32)	(.25)	(.07)

Net realized and unrealized
gain (loss) on investments	1.87	2.06	4.89	.44	(2.78)

Total from
investment operations	1.68	1.73	4.57	.19	(2.85)

Less distributions:
From net realized gain
on investments	(1.28)	(.30)	--	--	--

Total distributions	(1.28)	(.30)	--	--	--

Redemption fees	--(e)	--(e)	--(e)	--	--

Net asset value,
end of period	$21.52	$21.12	$19.69	$15.12	$14.93

Total return at
net asset value (%)(c)	7.80*	8.81	30.23	1.27	(16.03)*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$71,386	$68,758	$67,549	$22,474	$8,794

Ratio of expenses to
average net assets (%)(a,d)	1.16*	2.30	2.30	2.30	.66*

Ratio of net investment loss
to average net assets (%)(a)	(.86)*	(1.68)(f,g)	(1.74)	(1.97)	(.58)*

Portfolio turnover (%)	50.28*	92.37	86.96	102.76	134.73

† Commencement of operations.

* Not annualized.

** Unaudited.

(a) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005, June 30, 2005, June 30, 2004, June 30, 2003 and June 30, 2002 reflect a reduction of 0.06%, 0.15%, 0.12%, 0.56% and 0.24%, respectively, of average net assets for class B shares (Notes 2 and 5).

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class B shares (Note 6).

(g) Reflects a special dividend received by the fund which amounted to $0.03 per share and 0.13% of average net assets for class B shares.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

					Period
	Six months ended**	Year ended			3/18/02† -
	12/31/05	6/30/05	6/30/04	6/30/03	6/30/02

Net asset value,
beginning of period	$21.12	$19.69	$15.12	$14.93	$17.78

Investment operations:
Net investment loss (a,b)	(.19)	(.33)(f,g)	(.33)	(.25)	(.07)

Net realized and unrealized
gain (loss) on investments	1.87	2.06	4.90	.44	(2.78)

Total from
investment operations	1.68	1.73	4.57	.19	(2.85)

Less distributions:
From net realized gain
on investments	(1.28)	(.30)	--	--	--

Total distributions	(1.28)	(.30)	--	--	--

Redemption fees	--(e)	--(e)	--(e)	--	--

Net asset value,
end of period	$21.52	$21.12	$19.69	$15.12	$14.93

Total return at
net asset value (%)(c)	7.80*	8.81	30.23	1.27	(16.03)*

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$16,657	$14,148	$12,385	$4,399	$1,155

Ratio of expenses to
average net assets (%)(a,d)	1.16*	2.30	2.30	2.30	.66*

Ratio of net investment loss
to average net assets (%)(a)	(.85)*	(1.66)(f,g)	(1.75)	(1.97)	(.58)*

Portfolio turnover (%)	50.28*	92.37	86.96	102.76	134.73

† Commencement of operations.

* Not annualized.

** Unaudited.

(a) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005, June 30, 2005, June 30, 2004, June 30, 2003 and June 30, 2002 reflect a reduction of 0.06%, 0.15%, 0.12%, 0.56% and 0.24%, respectively, of average net assets for class C shares (Notes 2 and 5).

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class C shares (Note 6).

(g) Reflects a special dividend received by the fund which amounted to $0.03 per share and 0.14% of average net assets for class C shares.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

					Period
	Six months ended**	Year ended			3/18/02† -
	12/31/05	6/30/05	6/30/04	6/30/03	6/30/02

Net asset value,
beginning of period	$21.31	$19.82	$15.18	$14.94	$17.78

Investment operations:
Net investment loss (a,b)	(.16)	(.28)(f,g)	(.29)	(.22)	(.06)

Net realized and unrealized
gain (loss) on investments	1.88	2.07	4.93	.46	(2.78)

Total from
investment operations	1.72	1.79	4.64	.24	(2.84)

Less distributions:
From net realized gain
on investments	(1.28)	(.30)	--	--	--

Total distributions	(1.28)	(.30)	--	--	--

Redemption fees	--(e)	--(e)	--(e)	--	--

Net asset value,
end of period	$21.75	$21.31	$19.82	$15.18	$14.94

Total return at
net asset value (%)(c)	7.92*	9.05	30.57	1.61	(15.97)*

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$4,881	$5,108	$5,305	$2,083	$370

Ratio of expenses to
average net assets (%)(a,d)	1.03*	2.05	2.05	2.05	.59*

Ratio of net investment loss
to average net assets (%)(a)	(.73)*	(1.42)(f,g)	(1.50)	(1.72)	(.51)*

Portfolio turnover (%)	50.28*	92.37	86.96	102.76	134.73

† Commencement of operations.

* Not annualized.

** Unaudited.

(a) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005, June 30, 2005, June 30, 2004, June 30, 2003 and June 30, 2002 reflect a reduction of 0.06%, 0.15%, 0.12%, 0.56% and 0.24%, respectively, of average net assets for class M shares (Notes 2 and 5).

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class M shares (Note 6).

(g) Reflects a special dividend received by the fund which amounted to $0.03 per share and 0.13% of average net assets for class M shares.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS R

			Period
	Six months ended**	Year ended	12/1/03† -
	12/31/05	6/30/05	6/30/04

Net asset value,
beginning of period	$21.57	$20.01	$18.58

Investment operations:
Net investment loss (a,b)	(.14)	(.21)(f,g)	(.12)

Net realized and unrealized
gain on investments	1.92	2.07	1.55

Total from
investment operations	1.78	1.86	1.43

Less distributions:
From net realized gain
on investments	(1.28)	(.30)	--

Total distributions	(1.28)	(.30)	--

Redemption fees	--(e)	--(e)	--(e)

Net asset value,
end of period	$22.07	$21.57	$20.01

Total return at
net asset value (%)(c)	8.11*	9.32	7.70*

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$6,063	$396	$19

Ratio of expenses to
average net assets (%)(a,d)	.91*	1.80	1.05*

Ratio of net investment loss
to average net assets (%)(a)	(.62)*	(1.03)(f,g)	(.72)*

Portfolio turnover (%)	50.28*	92.37	86.96

† Commencement of operations.

* Not annualized.

** Unaudited.

(a) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004 reflect a reduction of 0.06%, 0.15% and 0.09%, respectively, of average net assets for class R shares (Notes 2 and 5).

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class R shares (Note 6).

(g) Reflects a special dividend received by the fund which amounted to $0.05 per share and 0.26% of average net assets for class R shares.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

			Period
	Six months ended**	Year ended	11/3/03† -
	12/31/05	6/30/05	6/30/04

Net asset value,
beginning of period	$21.73	$20.06	$18.41

Investment operations:
Net investment loss (a,b)	(.08)	(.13)(f,g)	(.09)

Net realized and unrealized
gain on investments	1.93	2.10	1.74

Total from
investment operations	1.85	1.97	1.65

Less distributions:
From net realized gain
on investments	(1.28)	(.30)	--

Total distributions	(1.28)	(.30)	--

Redemption fees	--(e)	--(e)	--(e)

Net asset value,
end of period	$22.30	$21.73	$20.06

Total return at
net asset value (%)(c)	8.37*	9.85	8.96*

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$32,113	$29,903	$14,355

Ratio of expenses to
average net assets (%)(a,d)	.66*	1.30	.86*

Ratio of net investment loss
to average net assets (%)(a)	(.35)*	(.65)(f,g)	(.49)*

Portfolio turnover (%)	50.28*	92.37	86.96

† Commencement of operations.

* Not annualized.

** Unaudited.

(a) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended December 31, 2005, June 30, 2005 and June 30, 2004 reflect a reduction of 0.06%, 0.15% and 0.10%, respectively, of average net assets for class Y shares (Notes 2 and 5).

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class Y shares (Note 6).

(g) Reflects a special dividend received by the fund which amounted to $0.03 per share and 0.15% of average net assets for class Y shares.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 12/31/05 (Unaudited)

Note 1: Significant accounting policies

Putnam Small Cap Growth Fund (the “fund”), is a series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small, rapidly-growing U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believe have the potential for capital appreciation.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $336,312,987, resulting in gross unrealized appreciation and depreciation of $81,057,441 and $12,585,907, respectively, or net unrealized appreciation of $68,471,534.

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, and 0.73% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through June 30, 2006, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, credits from Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and payments under the fund’s distribution plan) would exceed an annual rate of 1.30% of the fund’s average net assets.

For the period ended December 31, 2005, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $223,198 of its management fee from the fund.

For the period ended December 31, 2005, Putnam Management has assumed $3,119 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6 ).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by PFTC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended December 31, 2005, the fund incurred $663,771 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2005, the fund’s expenses were reduced by $8,817 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $291, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended December 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $20,240 and $331 from the sale of class A and class M shares, respectively, and received $36,249 and $440 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2005, Putnam Retail Management, acting as underwriter, received $6,931 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended December 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $205,295,634 and $190,832,737, respectively. There were no purchases or sales of U.S. government securities. Written option transactions during the period ended December 31, 2005 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	--	$--

Options opened	98,334	63,052
Options exercised	(14,847)	(15,613)
Options expired	(83,487)	(47,439)
Options closed	--	--

Written options
outstanding at
end of period	--	$--

Note 4: Capital shares

At December 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Six months ended 12/31/05:
Shares sold	2,669,346	$60,616,647

Shares issued
in connection
with reinvestment
of distributions	559,174	12,693,260

	3,228,520	73,309,907

Shares
repurchased	(1,947,502)	(44,093,221)

Net increase	1,281,018	$29,216,686

Year ended 6/30/05:
Shares sold	6,671,826	$135,428,174

Shares issued
in connection
with reinvestment
of distributions	122,415	2,565,813

	6,794,241	137,993,987

Shares
repurchased	(3,808,311)	(76,504,629)

Net increase	2,985,930	$61,489,358

CLASS B	Shares	Amount
Six months ended 12/31/05:
Shares sold	413,448	$9,146,626

Shares issued
in connection
with reinvestment
of distributions	170,329	3,752,338

	583,777	12,898,964

Shares
repurchased	(522,450)	(11,499,908)

Net increase	61,327	$1,399,056

Year ended 6/30/05:
Shares sold	1,291,964	$24,934,538

Shares issued
in connection
with reinvestment
of distributions	48,501	995,719

	1,340,465	25,930,257

Shares
repurchased	(1,514,865)	(29,663,829)

Net decrease	(174,400)	$(3,733,572)

CLASS C	Shares	Amount
Six months ended 12/31/05:
Shares sold	158,194	$3,504,014

Shares issued
in connection
with reinvestment
of distributions	35,653	785,441

	193,847	4,289,455

Shares
repurchased	(89,719)	(1,982,227)

Net increase	104,128	$2,307,228

Year ended 6/30/05:
Shares sold	343,783	$6,706,501

Shares issued
in connection
with reinvestment
of distributions	8,834	181,371

	352,617	6,887,872

Shares
repurchased	(311,578)	(6,035,066)

Net increase	41,039	$852,806

CLASS M	Shares	Amount
Six months ended 12/31/05:
Shares sold	48,110	$1,077,080

Shares issued
in connection
with reinvestment
of distributions	11,877	264,495

	59,987	1,341,575

Shares
repurchased	(75,376)	(1,657,355)

Net decrease	(15,389)	$(315,780)

Year ended 6/30/05:
Shares sold	122,536	$2,441,400

Shares issued
in connection
with reinvestment
of distributions	3,236	66,942

	125,772	2,508,342

Shares
repurchased	(153,728)	(2,866,159)

Net decrease	(27,956)	$ (357,817)

CLASS R	Shares	Amount
Six months ended 12/31/05:
Shares sold	253,073	$5,744,134

Shares issued
in connection
with reinvestment
of distributions	13,455	303,959

	266,528	6,048,093

Shares
repurchased	(10,138)	(225,792)

Net increase	256,390	$5,822,301

Year ended 6/30/05:
Shares sold	20,331	$407,668

Shares issued
in connection
with reinvestment
of distributions	119	2,485

	20,450	410,153

Shares
repurchased	(3,078)	(62,011)

Net increase	17,372	$348,142

CLASS Y	Shares	Amount
Six months ended 12/31/05:
Shares sold	275,719	$6,288,926

Shares issued
in connection
with reinvestment
of distributions	76,566	1,747,248

	352,285	8,036,174

Shares
repurchased	(288,206)	(6,656,041)

Net increase	64,079	$1,380,133

Year ended 6/30/05:
Shares sold	1,045,449	$22,217,521

Shares issued
in connection
with reinvestment
of distributions	8,238	173,078

	1,053,687	22,390,599

Shares
repurchased	(393,470)	(7,877,646)

Net increase	660,217	$14,512,953

Note 5: Investment in Putnam Prime
Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended December 31, 2005, management fees paid were reduced by $5,141 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $135,727 for the period ended December, 31, 2005. During the period ended December 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $102,354,127 and $98,031,088, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $18,645 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended December 31, 2005. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small-and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, Bear Stearns & Company, Lehman Brothers, and Bank of America. Commissions paid to these firms together represented approximately 37% of the total brokerage commissions paid for the year ended December 31, 2005.

Commissions paid to the next 10 firms together represented approximately 36% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) CIBC World Markets, Credit Suisse First Boston, Deutsche Bank Securities, Instinet, JP Morgan Clearing, Merrill Lynch, Morgan Stanley Dean Witter, RBC Capital Markets, SG Cowen, and UBS Warburg.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Charles A. Ruys de Perez
	Executive Vice President,	Vice President and
Marketing Services	Associate Treasurer and	Chief Compliance Officer
Putnam Retail Management	Principal Executive Officer
One Post Office Square		Mark C. Trenchard
Boston, MA 02109	Jonathan S. Horwitz	Vice President and
	Senior Vice President	BSA Compliance Officer
Custodian	and Treasurer
Putnam Fiduciary		Judith Cohen
Trust Company	Steven D. Krichmar	Vice President, Clerk and
	Vice President and	Assistant Treasurer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Wanda M. McManus
	Michael T. Healy	Vice President, Senior Associate
Trustees	Assistant Treasurer and	Treasurer and Assistant Clerk
John A. Hill, Chairman	Principal Accounting Officer
Jameson Adkins Baxter,		Nancy T. Florek
Vice Chairman	Daniel T. Gallagher	Vice President, Assistant Clerk,
Charles B. Curtis	Senior Vice President,	Assistant Treasurer
Myra R. Drucker	Staff Counsel and	and Proxy Manager
Charles E. Haldeman, Jr.	Compliance Liaison
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
John H. Mullin, III	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA076 230215 2/06

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT By (Signature and Title): /s/Michael T. Healy Michael T. Healy Principal Accounting Officer Date: February 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer
Date: February 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: February 28, 2006